The American Funds Group/R/

THE BOND FUND OF AMERICA

[4 images: (1) a pair of hands holding eye glasses, (2) list of investing terms, (3) a globe, (4) a shareholder certificate]

The Fruits of Diversification
Annual Report For The Year Ended December 31, 2000



THE BOND FUND OF AMERICA/SM/

THE BOND FUND OF AMERICA is one of 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

THE BOND FUND OF AMERICA seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.


[begin chart]
RESULTS AT A GLANCE
(assuming distributions reinvested or interest compounded for periods ended December 31, 2000)

                                                         AVERAGE ANNUAL COMPOUND RETURNS


                                                         2000       5          10         LIFETIME
                                                                    YEARS      YEARS      (SINCE MAY 28, 1974)

The Bond Fund of America                                 +6.2%      +5.9%      +8.7%      +9.7%

Lehman Brothers Aggregate Bond Index /1/                 +11.6      +6.5       +8.0       +9.4

Lipper Corporate A-Rated Bond Funds Average /2/          +9.8       +5.2       +7.6       +9.1

Average savings institution /3/                          +3.7       +4.0       +4.1       +6.3

Consumer Price Index (inflation) /4/                     +3.4       +2.5       +2.7       +4.9


/1/ The Lehman Brothers Aggregate Bond Index began on January 1, 1976. From May
    31, 1974, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used. The indexes serve as proxies for the broad U.S. investment-grade bond market and are unmanaged.
/2/ Source: Lipper, Inc. Lipper averages do not include the effects of sales charges.
/3/ Based on figures from the U.S. League of Savings Institutions and the Federal Reserve Board, which reflect all kinds of savings deposits (maximum allowable interest rates imposed by law until 1983). Savings accounts are guaranteed; the fund is not.
/4/ Computed from data supplied by the U.S. Department of Labor, Bureau of
    Labor Statistics.
[end chart]

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. The fund's 30-day yield as of January 31, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 7.42%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. HIGH-YIELD BONDS ARE SUBJECT TO GREATER DEFAULT RISK THAN INVESTMENT-GRADE BONDS. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND DIFFERING SECURITIES REGULATIONS, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.




FELLOW SHAREHOLDERS:

Bonds provided a harbor of relative calm during calendar 2000, as a long run-up in stock prices came to an abrupt end. U.S. Treasury securities - particularly those with longer maturities - captured the investment spotlight; other high-grade bonds held up well, too, although bond prices at the lower end of the credit spectrum declined. The U.S. economy was likewise buffeted by shifting trends. Roused by soaring oil prices and renewed wage pressures, the specter of inflation reared its head early in the year, only to beat a retreat as the economy cooled later in the year.

Throughout the turbulence, The Bond Fund of America continued to produce a generous income stream for shareholders. For those who reinvested monthly dividends totaling 96 cents a share, a slight decline in net asset value was more than offset by the fund's income return of 7.6%. The result was a 12-month total return (income minus the change in capital value) of 6.2%.

The fund's return was outstripped by the unmanaged Lehman Brothers Aggregate Bond Index, which rose 11.6%, and the 181 corporate A-rated bond funds tracked by Lipper, Inc., which posted a 9.8% average 12-month return. There were two primary reasons for these differences. First, The Bond Fund of America held a relatively small part of the portfolio in longer term Treasuries, which this year produced modest income but one of the best total returns of any bond market sector. Second, difficulties among lower rated issues held back the fund's total return.

Although it slowed returns in 2000, your fund's flexibility has helped sustain its excellent record over meaningful time frames. As the table at left shows, The Bond Fund of America compares very favorably with its peers over five- and 10-year periods. It ranks second among the 14 corporate A-rated bond funds in existence over its lifetime. (Rankings for other periods can be found in the table on page 3.)

Since beginning operations more than 26 years ago, The Bond Fund of America has achieved a cumulative total return of 1,083.5% - an average compound return of 9.7% a year - and outpaced both the Lehman index and the Lipper average. In that time, it has also provided shareholders with an ample cushion against inflation.


TRENDS DIVERGE IN 2000

In an effort to forestall a possibly overheating economy, the Federal Reserve Board embarked on a series of tightening measures during the first half of the year, notching up short-term interest rates a full percentage point by May. The moves jolted bond markets, but matters improved by early summer when it became clear that economic growth was moderating. The sharp Nasdaq selloff and declines in broader equity markets made bonds more compelling to skittish investors.

The rally proved to be selective. Government bonds were the biggest beneficiaries, thanks to the confluence of a rising federal budget surplus, a decline in government borrowing and an unprecedented buyback of outstanding debt. The combination shrank the supply of U.S. Treasury securities and sent prices soaring. Other high-quality issues also rose, but not as strongly. Lower rated bonds, meanwhile, were squeezed by the slowing economy, higher default rates and tightening credit conditions.


A WIDE NET AND A LONG VIEW

Your fund's portfolio is by design exceptionally well-diversified. Because bond sectors frequently do not move in lockstep, the ability to invest throughout the fixed-income universe has enabled fund shareholders to participate in upswings in some areas while mitigating downturns in others. That flexibility has helped produce consistent returns over full market cycles and has played an important role in the fund's good showing. (We discuss the fund's broad mandate in the article that begins on page 4.)

At the end of 2000, U.S. Treasuries accounted for 11% of net assets, while mortgage- and asset-backed securities, which also did well, represented some 27% of net assets. Among corporate issues, which represent close to half of the portfolio, insurance companies, European banks and higher quality airline issues contributed positively.

Below-investment-grade instruments (those rated BB and below) restrained 12-month results. That said, many of these bonds - which typically pay higher yields to compensate for greater risk - are longtime holdings, and we remain encouraged by their prospects. Indeed, in a number of cases, valuations among neglected sectors fell into very attractive ranges, and we added to our positions accordingly.


A CUSHION AGAINST UNCERTAINTY

The once-torrid pace of U.S. economic growth has slowed significantly. Growth in consumer spending has moderated, perhaps due in part to lower stock prices. Manufacturers in some industries have seen inventories build up, shrinking production and putting pressure on earnings expectations. Rising energy prices have also been a drag on business activity. Within this environment, in an attempt to engineer a "soft landing," the Federal Reserve took some dramatic steps in January, twice reducing short-term interest rates a half-point, from 6.5% to 5.5%.

Times of uncertainty can be useful reminders of the role that balance plays in a sound financial program. For many investors, the recent stock market shocks demonstrated the value of a steady income flow from a portfolio of bonds. In managing your fund, we also strive to strike a balance - between providing generous income and protecting the value of your investment. Over the years, through a quarter-century's worth of market and economic cycles, that dual focus has added up in impressive ways for shareholders.

We look forward to reporting to you again in six months.

Cordially,
/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

February 12, 2001



THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown

There have always been reasons not to invest. You will find, however, that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management - bolstered by experience and careful research - can add even more value: As the chart below shows, over its lifetime, The Bond Fund of America has done demonstrably better than its relevant benchmarks.

Dividends, particularly when reinvested, have accounted for virtually all of the fund's overall results. The table beneath the chart breaks down BFA's year-by-year total returns into their income and capital components.

[begin chart]
Average Annual Compound Returns
on a $10,000 investment for periods ended December 31, 2000

                                                  10 Years      5 Years      1 Year

CLASS A SHARES                                    +8.28%        +5.09%       +2.17%
reflecting 3.75%maximum sales charge

CLASS B SHARES (FROM MARCH 15, 2000, WHEN                                    -0.62%*
B SHARES FIRST BECAME AVAILABLE)
reflecting 5% maximum contingent deferred
sales charge (CDSC)
(payable only if shares are sold)

not reflecting CDSC                                                          +4.33%*


* Reflects total return for the period March 15 to December 31, 2000.
[end chart]


[begin mountain chart]
$113,906 /1/, /2/
BFA with
dividends reinvested

$107,840 /3/
Lehman Brothers
Aggregate Bond Index

$35,802 /4/
Consumer Price Index
(inflation)

$10,000 /1/
original investment

Year ended                    BFA with dividends     Lehman Brothers    Consumer Price
December 31,2001               reinvested/1/,/2/       Bond Index/3/          Index/4/
original investment                      $10,000             $10,000           $10,000
1974*                                      9,988              10,318            10,679
1975                                      11,254              11,587            11,420
1976                                      13,294              13,395            11,975
1977                                      13,977              13,802            12,778
1978                                      14,261              13,994            13,930
1979                                      14,710              14,264            15,782
1980                                      15,230              14,650            17,757
1981                                      16,242              15,565            19,342
1982                                      21,586              20,643            20,082
1983                                      23,628              22,368            20,844
1984                                      26,450              25,756            21,667
1985                                      33,488              31,449            22,490
1986                                      38,568              36,251            22,737
1987                                      39,324              37,248            23,745
1988                                      43,533              40,186            24,794
1989                                      47,942              46,026            25,946
1990                                      49,509              50,149            27,531
1991                                      59,927              58,174            28,374
1992                                      66,722              62,480            29,197
1993                                      76,155              68,571            30,000
1994                                      72,335              66,571            30,802
1995                                      85,536              78,870            31,584
1996                                      91,273              81,733            32,634
1997                                      99,708              89,624            33,189
1998                                     104,863              97,410            33,724
1999                                     107,265              96,609            34,630
2000                                     113,906             107,840            35,802



Year ended          1974*       1975       1976       1977      1978       1979       1980      1981      1982        1983

December 31

TOTAL VALUE

Dividends           $418        907        1,020      1,126     1,211      1,401      1,725     2,118     2,435       2,526

Reinvested

Value at            $9,988      11,254     13,294     13,977    14,261     14,710     15,230    16,242    21,586      23,628

Year-End/1/

BFA's Total         (0.1)%      12.7       18.1       5.1       2.0        3.1        3.5       6.6       32.9        9.5

Return



Year ended          1984        1985       1986       1987      1988       1989       1990      1991      1992        1993

December 31

TOTAL VALUE

Dividends           2,869       3,227      3,604      3,787     3,954      4,472      4,698     4,908     5,274       5,326

Reinvested

Value at            26,450      33,488     38,568     39,324    43,533     47,942     49,509    59,927    66,722      76,155

Year-End/1/

BFA's Total         11.9        26.6       15.2       2.0       10.7       10.1       3.3       21.0      11.3        14.1

Return





Year ended          1994        1995       1996       1997      1998       1999       2000

December 31

TOTAL VALUE

Dividends           5,733       6,180      6,473      6,703     7,008      7,398      8,187

Reinvested

Value at            72,335      85,536     91,273     99,708    104,863    107,265    113,906

Year-End/1/

BFA's Total         (5.0)       18.2       6.7        9.2       5.2        2.3        6.2

Average
annual
compound
return
for 26-1/2
years:
9.58% /1/,/2/

*   For the period May 28 through December 31, 1974.
/1/ Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments.
/2/ Includes reinvested dividends of $104,718 and reinvested capital gain distributions of $4,571.
/3/ From May 31, 1974, through December 31, 1975, the Lehman Brothers
    Government/Credit Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist. Since January 1, 1976, the Lehman Brothers Aggregate Bond Index has been used. These indexes are unmanaged.
/4/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.
[end mountain chart]

THE BOND FUND OF AMERICA VERSUS COMPARABLE FUNDS

Over meaningful time frames, The Bond Fund of America has done significantly better than most other similar mutual funds. Over its 26 1/2-year lifetime, the fund ranked SECOND AMONG 14 A-rated corporate bond funds in existence throughout that span, according to Lipper, Inc.

Here's how it ranked over other periods:

10 years: Four of 45 funds
5 years:  19 of 116 funds
1 year:   174 of 181 funds

Rankings are based on total return and do not reflect the effect of sales charges.


OUT OF MANY, ONE: THE FRUITS OF DIVERSIFICATION

[4 images: (1) two men walking and carrying briefcases, (2) chess pieces (3) a globe, (4) list of investing terms]

Variety may be the spice of life, but as most investors know it is also an essential ingredient for a sensible financial program. As stock markets tumbled this past year, many bond investors learned firsthand why it makes good sense to spread investments across several types of assets. The current income from bonds can be reassuringly predictable when stock markets are flat or retreating. Longer term, their relative steadiness can help anchor an overall portfolio.

The Bond Fund of America takes the concept of diversification a step further by investing in an exceptionally wide range of fixed-income investments - both in terms of the types of bonds it holds and the sheer number of securities in the portfolio. That breadth, which is the result of an intensive global research effort, has allowed shareholders to participate in upswings throughout the bond market while avoiding some of the pitfalls of concentrating too heavily in one or two areas. Over longer periods, flexibility has been an important factor in The Bond Fund of America's excellent record.

[Begin Sidebar]
The Bond Fund of America provided a reassuring cushion during every stock market decline over its lifetime.
[End Sidebar]


CUSHIONING THE BUMPS

On the principle of not putting all your eggs in one basket, financial advisers generally recommend that their clients diversify investments across different asset classes. While many investors look to stock funds for their long-term growth potential, they often choose to include bond funds in their portfolios to offset some of the volatility equities may experience.

A balance of stocks and bonds will not eliminate the risk that the value of your account could go down, but it can reduce the possibility that severe market gyrations will impede progress toward your financial goals. Much of the stability of bonds can be attributed to the relatively steady flow of income they pay out - indeed, nearly all of your fund's return over longer periods has come from dividends. In addition, bond prices typically fluctuate less dramatically than stocks, and because they respond somewhat differently to economic circumstances they frequently move in a different direction from equities. That can help reduce overall portfolio volatility and mitigate losses when stock markets tumble.

Over The Bond Fund of America's 26-year lifetime, there were seven periods during which stocks dropped between 14% and 33% on a reinvested basis, as you can see from the chart to the right. In five of those intervals, the fund recorded a positive return; in the remaining two, it experienced very modest declines.

Active management also adds value for shareholders, particularly over longer periods. "Part of our task as investment professionals is striking a balance between the quest for high current income and the need to protect principal," notes Abner Goldstine, president of The Bond Fund of America and a portfolio counselor. "That emphasis presents different challenges in different market environments."

[image of a shareholder certificate]

[Begin Sidebar]
THE BOND FUND OF AMERICA
DURING MAJOR STOCK MARKET DECLINES
[begin chart]

                                        S&P 500                BFA
5/28-10/3/1974*                         -27.8%                 +2.5%

9/21/1976-3/6/1978                      -13.8                  +9.2

11/28/1980-8/12/1982                    -19.9                  +22.5

8/25-12/4/1987                          -33.0                  +0.6

7/16-10/11/1990                         -19.1                  -3.4

7/17-8/31/1998                          -19.3                  -2.2

3/24-12/20/2000                         -16.5                  +4.1

[end chart]

Declines are based on price drops of 15% or more for the S&P 500 Stock Composite Index, although figures shown include reinvestment of dividends. Returns are cumulative for each period.

* The full S&P decline was 1/11/1973-10/31/1974.

Unlike funds that concentrate on a narrow band of the bond market, your fund's investment panorama has always been exceptionally broad.
[end sidebar]

A focus on both components of total return - income and capital value - has also helped produce consistent, positive returns over the fund's lifetime. As the "mountain chart" on page 2 shows, an investment in the fund has gone up in value every calendar year but one. Those gains have added up impressively:
$10,000 invested at inception in May 1974 would have grown to nearly $114,000 at the end of 2000, if all distributions were reinvested.


A PANORAMIC VIEW

Unlike funds that concentrate on a narrow band of the bond market, The Bond Fund of America's investment panorama has always been extremely broad, encompassing virtually every area of the fixed-income universe. The portfolio contains bonds of more than 300 issuers around the world across dozens of industries. Some, like Bank of America, Time Warner and Delta Airlines, are household names; others are less well-known. The fund also has substantial positions in U.S. Treasury securities and bonds of governments abroad, and large holdings in mortgage- and asset-backed securities made up of home, credit card or auto loans. At the end of 2000, the fund's $9.5 billion of net assets represented some 1,100 securities.

[Begin Sidebar]
KEEPING YOUR BALANCE

An asset allocation strategy generally takes into consideration your goals, time horizon and tolerance for risk. As those factors change, most financial advisers suggest that investors revisit their initial strategies to ensure they are still on target.

Market movements can also affect the balance of your investments. The strong stock gains in recent years increased the wealth of many investors, but they also left many portfolios overweight in equities, a distortion that can have unintended consequences over the long term.

The chart below shows what happened to a hypothetical $10,000 investment made six years ago in a portfolio of 70% in stocks, as measured by the S&P 500, and 30% in The Bond Fund of America - representing the overall U.S. equity and bond markets, respectively. That portfolio would have grown considerably, to nearly $29,000, by the end of 1999, due in no small part to the surge in stock prices during most of that time. It would have also reshaped the initial allocation:
At the end of 1999, close to the stock market peak, the proportion would have changed to 85% in stocks and only 15% in bonds.

While few investors would have complained if stock prices had continued to soar, that imbalance proved to be a problem over the next year, as market levels dropped precipitously and bonds rose. As the chart shows, the portfolio that was realigned at the end of 1999 was better cushioned than the one that wasn't. The smaller bond exposure of the latter had a negative impact on overall returns.

Of course, rebalancing doesn't ensure a profit or protect against a loss, and no one can predict the perfect time to rebalance. Some investors choose to rebalance annually, while others wait until their allocations are off-target by a certain percentage. There may also be tax consequences, so it's a good idea to discuss these issues with your financial adviser.

THE COST OF IMBALANCE

A portfolio in 1995 consisting of 70% stocks and 30% in The Bond Fund of America...
[begin pie chart]
Stocks 70%
Bonds  30%
[end pie chart]

 ...would have become 85% stocks and 15% in The Bond Fund of America by the end of 1999...
[begin pie chart]
Bonds  15%
Stocks 85%
[end pie chart]

 ...leaving fewer bonds to cushion against declining stocks in 2000.
[begin chart]

YEAR     NOT REBALANCED                   REBALANCED ON 12/31/99
1994     $10,000                          $10,000
1995     13,168                           13,168
1996     15,610                           15,610
1997     19,899                           19,899
1998     24,609                           24,609
1999     28,965                           28,965
2000     27,007                           27,656

[end chart]

Source for stocks: Standard and Poor's 500 Stock Composite Index. Hypothetical investment assumes $10,000 invested on 12/31/1994, with all distributions reinvested.
[End Sidebar]

Although a change in the direction of interest rates will affect broad market movements, other factors - including business conditions in particular industries, currency valuations, and supply and demand - can boost or hamper a particular sector. In the past year, for example, a shrinking supply of U.S. Treasuries pushed government bonds to the fore; at other times, lower rated or global bonds have led the pack. Changes in relationships among sectors can create pockets of opportunity for investors, with shifts in portfolio holdings into the more attractive parts of the bond market.

Your fund is further diversified within sectors. The portfolio contains a large number of holdings, a strategy that serves a dual purpose, explains portfolio counselor John Smet. "On the one hand, the fund's flexibility gives us the freedom to investigate any opportunity that seems promising. At the same time, it is also an effective risk-control device. No matter how careful you are, mistakes will happen - a downturn in the economy, a shift in the business cycle, fraud, even a fire in the warehouse. If a bond blows up, it will have less of an impact if it's only 1% of assets than if it's 10%."


THE BENEFIT OF RESEARCH

Understanding the need for diversification may be straightforward, but accomplishing it effectively is another matter altogether. Many of the most rewarding fixed-income instruments are complicated; a number are available primarily to institutional investors. Liquidity can be of particular concern; bonds are often sold in blocks of a million or more. Foreign instruments carry special risks, as do those of lower rated bonds. The latter also tend to be issued by less familiar companies, often in innovative industries.

[Begin Sidebar]
At the end of 2000, BFA's $9.5 billion of net assets represented some 1,100 securities.

[begin chart]
MARCHING TO A DIFFERENT BEAT
Annual total returns for various bond market sectors

           U.S. TREASURY/          HIGH-GRADE            INTERNATIONAL      HIGH-YIELD
           MORTGAGE-BACKED         CORPORATE BONDS       BONDS              BONDS
           SECURITIES

1991       15.5%                   19.9%                 16.2%              43.8%

1992       7.1                     9.4                   4.8                16.7

1993       9.3                     13.2                  15.1               18.9

1994       -2.8                    -5.7                  6.0                -1.0

1995       17.8                    27.2                  19.6               17.4

1996       3.7                     1.4                   4.1                12.4

1997       9.5                     13.0                  -4.3               12.6

1998       8.7                     10.7                  17.8               0.6

1999       -0.5                    -7.4                  -5.1               3.3

2000       12.3                    12.9                  -2.6               -5.2


Sources: Lehman Brothers Govt./Mortgage-Backed Securities Index; Salomon Brothers High-Grade Corporate and World Govt. (Non-U.S.) indexes; and Credit Suisse First Boston High-Yield Index.
[End Sidebar]

[image of a list of investing terms]

To penetrate this global, byzantine marketplace, the fund's portfolio counselors and research analysts draw on one of the industry's most globally integrated research networks. There are 26 investment professionals devoted to fixed-income investment for The Bond Fund of America and other American Funds. These men and women conduct thousands of research visits, analyze securities and identify their potential value as long-term investments for the fund. Going the extra mile helps them skirt danger zones and spot gems that other investors may overlook.

Research is especially important in the high-yield sector. Finding appropriate issues among lower rated bonds is time consuming, but the rewards can make it worthwhile and mitigate some of the risks associated with these bonds.

To cite one example, we first invested in Clearnet Communications, a Canadian wireless service provider, in 1997. We were optimistic about the prospects for telecommunications bonds in general, and research analyst David Daigle was particularly impressed by Clearnet's management team.

"The company was one of two new wireless entrants after Canada deregulated its market in 1996," explains David. "In short order, it had captured a desirable subscriber base and a sizable share of the Canadian wireless market. Management also made their balance sheets transparent to investors." Our research convinced us that this company had strong asset value that could be realized down the road. And indeed, the company was recently acquired by Telus, a large telecom provider in Western Canada, which has assumed the bulk of Clearnet's debt. As a result, Clearnet's rating has been upgraded, and its bond price has risen appreciably.

[Begin Sidebar]
Going the extra mile helps us skirt danger zones and spot gems other investors may overlook.
[End Sidebar]

[image of a globe]

[Begin Sidebar]
A long view may make the fund seem out of step at times, but it has helped shareholders reap the real benefits down the line.
[End Sidebar]

Airline equipment trust certificates have been another success story for the fund. These bonds are secured by airplanes, which today are in strong demand in the industry and have a high resale value. The securities themselves are very sophisticated and can be difficult to understand, notes Mark Macdonald, a portfolio counselor, "but we began looking at these issues in the early 1990s and were impressed by their potential. Because most investors, including many professionals, did not fully understand these securities when they were first issued, they were selling at higher yields than investments of comparable quality. As the value of these instruments became more widely recognized, the bonds appreciated and we were in a position to do quite well."


A DIVERSE MANAGEMENT APPROACH

If research encourages diversity among holdings, the multiple portfolio counselor system - the management approach used by all of the American Funds - further broadens the process. The Bond Fund of America has six portfolio counselors, each of whom independently manages a portion of assets, within the fund's objectives. They also bring a depth of investment experience, ranging from 13 to 49 years. An additional segment is the responsibility of more than a dozen research analysts, who bring their specialized expertise to bear on investment decisions. The sum of those perspectives has been a consistency of results - through all market cycles.

Ultimately, however, perhaps our most gratifying success in diversification has been in the range of shareholders who entrust us with their financial futures. The Bond Fund of America's shareholder family - now more than 275,000 accounts strong - includes individuals of all ages, corporations and foundations, as well as a number of 401(k) plans and other employer-sponsored retirement programs. As we continue to comb the bond universe on your behalf, we look forward to helping you meet your goals.

[begin pie chart]
Corporate Bonds                                        45.4%
U.S. Government Notes & Bonds                          12.1%
Federal Agency Mortgage Pass-Through Securities        10.3%
Other Mortgage-/Asset-Backed Securities                17.1%
Governments & Governmental Bodies (Excluding U.S.)      8.2%
Equity-Related Securities                               0.1%
Cash & Equivalents                                      6.8%
[end pie chart]

Bond Fund of America, Inc.
Investment Portfolio, December 31, 2000



                                                                     Shares or
                                                                     Principal      Market  Percent
                                                                        Amount       Value   of Net
BONDS, NOTES & PREFERRED STOCKS                                           (000)       (000)  Assets

BANKS  -  8.56%
HSBC Capital Funding LP, Series 1: (2)
 8.03% noncumulative preferred (undated)                            EURO 10000        9,843
 9.547% noncumulative                                                    45,250      49,839
 preferred (undated) (1)
 10.176% noncumulative                                                   36,500      41,910
 preferred (undated) (1)
Midland Bank 6.50% Eurodollar                                            15,000      11,845     1.20
 Note (undated) (2)
SocGen Real Estate Co. LLC,
 Series A, 7.64%/8.406%
 (undated) (1) (2)                                                      116,375     112,950     1.19
Banque Nationale de Paris                                                12,500      11,971
 7.161% (undated)(2)
BNP Paribas Capital Trust,
 9.003% noncumulative
  trust preferred (undated) (1)                                          15,000      15,637
Paribas, New York Branch 6.95% 2013                                      18,000      17,470
BNP U.S. Funding LLC, Series A,
  7.738% noncumulative                                                   46,500      44,962      .95
 preferred (undated)(1)(2)
Washington Mutual Finance, 8.25% 2005                                    12,000      12,687
Ahmanson Capital Trust I Capital
  Securities, Series A, 8.36% 2026 (1)                                    2,030       1,897
Great Western Financial Trust II,                                         7,600       6,952
 Series A, 8.206% 2027
Washington Mutual Capital I
 Subordinated Capital Income
 Securities 8.375% 2027                                                  22,000      20,285      .44
Skandinaviska Enskilda Banken AB: (2)
 6.50% (undated) (1)                                                     17,500      17,099
 7.50% (undated)                                                         23,000      21,620      .41
NB Capital Corp. 8.35% exchangeable                           1,200,000 shares       28,440
 depositary shares
National Bank of Canada 6.65% (undated)(2)                                5,000       3,638      .34
Fuji JGB Investment LLC, Series A,
  9.87% noncumulative                                                    30,500      29,252      .31
preferred (undated)(1)(2)
Bank of Scotland 7.00% (undated) (1) (2)                                 30,000      28,162      .30
Tokai Preferred Capital Co. LLC,
 Series A, 9.98%/11.091%
 noncumulative preferred (undated) (1)(2)                                26,500      25,427      .27
GS Escrow Corp. 7.125% 2005                                              12,000      11,403
Golden State Holdings, Inc. 7.00% 2003                                   10,450      10,148      .23
AB Spintab:
 6.00% 2009                                                         SKr 23,000        2,526
 6.80% (undated) (1) (2)                                               $ 6,500        6,477
 7.50% (undated) (1) (2)                                                 11,000      10,739      .21
Canadian Imperial Bank of Commerce 7.00%
 Eurodollar Note (undated) (2)                                           25,000      19,568      .21
National Westminster Bank PLC                                            16,000      16,002      .17
 7.75% (undated)(2)
Regional Diversified Funding Ltd.                                        13,250      13,162      .14
9.25% 2030 (1)
Bayerische Vereinsbank 5.50% 2008                                  EURO 13,271       12,638      .13
Standard Chartered Bank: (2)
 6.65% 2049                                                            $ 5,000        3,173
 6.813% Eurodollar Note (undated)                                        15,000       9,423      .13
UBS Preferred Funding Trust I,                                           11,000      11,568      .12
 8.622% (undated)
IBJ Preferred Capital Co. LLC,
 Series A, 8.79%
 noncumulative preferred (undated) (1) (2)                               11,950      10,874      .11
Bank of America Corp. 7.80% 2010                                         10,000      10,407      .11
Imperial Capital Trust I, Imperial Bancorp
 9.98% 2026                                                              10,200      10,251      .11
BANK ONE CORP. 7.875% 2010                                                3,000       3,125
Bank One Texas NA 6.25% 2008                                              7,250       6,905      .11
Allgemeine Hypotheken Bank AG 5.00% 2009                           EURO 11,000        9,996      .11
Bankers Trust New York Corp. 6.70% 2007                               $ 10,000        9,859      .10
Allfirst Preferred Capital Trust                                         10,000       9,723      .10
 8.298% 2029 (2)
Abbey National PLC 7.35% (undated) (2)                                    9,500       9,286      .10
Barclays Bank PLC 8.55% 2049 (1) (2)                                      8,000       8,409      .09
Royal Bank of Scotland Group PLC                                   Pound 4,900        8,036      .08
 8.375% 2007
BankUnited Capital Trust, BankUnited
  Financial Corp., 10.25% 2026                                        $ 10,000        7,750      .08
Bank of Nova Scotia 7.00% Eurodollar                                     10,000       7,716      .08
 Note (undated)(2)
Komercni Finance BV: (2)
 9.00% 2008                                                               3,100       2,984
 9.00%/10.75% 2008 (1)                                                    4,900       4,716      .08
Riggs Capital Trust II 8.875% 2027                                        7,500       4,693
Riggs National Corp. 8.625% 2026                                          4,400       2,671      .08
Lloyds Bank (#2) 6.938% (undated) (2)                                     8,000       6,489      .07
BCI U.S. Funding Trust I                                                  6,000       5,686      .06
 8.01% (undated) (1)(2)
Hypothekenbank in Essen AG 5.25% 2008                               EURO 6,000        5,622      .06
Allied Irish Banks Ltd.                                                $ 7,000        5,436      .06
 7.313% (undated) (2)
Halifax Building Society 8.75% 2006                                Pound 3,000        4,974      .05
Rheinische Hypothekenbank Eurobond                                  EURO 5,000        4,373      .05
 4.25% 2008
Bergen Bank 6.938% (undated) (2)                                       $ 5,000        3,680      .04
Bay View Capital 9.125% 2007                                             5,500        3,630      .04
Christiana Bank Og Kreditkasse                                           4,000        3,061      .03
 6.938% (undated)(2)
Banco General, SA 7.70% 2002 (1)                                            500         485      .01

                                                                                    809,550     8.56


WIRELESS TELECOMMUNICATION SERVICES-7.23%
Nextel Communications, Inc.:
 0%/9.75% 2007 (3)                                                       64,450      48,337
 0%/10.65% 2007 (3)                                                       9,000       7,042
 0%/9.95% 2008 (3)                                                       75,825      55,731
 12.00% 2008                                                              5,000       5,300
 5.25% convertible senior notes 2010                                      3,000       2,174
 Series E, 11.25% exchangeable preferred,
 redeemable 2010 (USA) (5)                                          584 shares          491
McCaw International, Ltd.                                             $ 34,350       21,297
 0%/13.00% 2007 (3)
Nextel International, Inc.:
 0%/12.125% 2008 (3)                                                     15,500       8,215
 12.75% 2010 (1)                                                          6,000       4,815
Nextel Partners, Inc.:
 0%/14.00% 2009 (3)                                                      21,814      14,397
 11.00% 2010 (1)                                                         12,000      11,520
 11.00% 2010                                                             10,400       9,984     2.00
VoiceStream Wireless Corp.:
 10.375% 2009                                                            66,279      71,415
 0%/11.875% 2009 (3)                                                     17,000      12,240
Omnipoint Corp.:
 11.50% 2009 (1) (6)                                                     13,650      14,537
 7.00% convertible preferred                                     90,000 shares       13,500     1.18
Crown Castle International Corp.:
 12.75% Senior Exchangeable                                           $ 34,746       34,746
 Preferred 2010(4)(5)
 10.75% 2011                                                            17,500       17,938
 0%/10.625% 2007 (3)                                                    18,500       14,985
 0%/11.25% 2011 (3)                                                      7,500        5,175      .77
Clearnet Communications Inc.:
 8.55% 2007 (1) (2) (6)                                                 15,000       15,512
 0%/11.75% 2007 (3)                                                  C$ 44,575       26,618
 0%/10.40% 2008 (3)                                                     53,500       29,984      .76
Dobson Communications Corp.:
 12.25% exchangeable preferred,                                  25,104 shares       21,589
 redeemable 2008(4)(5)
 10.875% 2010                                                         $ 17,500       17,237      .41
Vodafone Group PLC (formerly
 Vodafone AirTouch):
 7.625% 2005                                                              1,100       1,134
 7.75% 2010                                                              31,125      32,441      .36
SpectraSite Holdings, Inc., Series B:
 0%/12.00% 2008 (3)                                                      12,500       7,250
 0%/11.25% 2009 (3)                                                       6,750       3,696
 12.50% 2010 (1)                                                         16,750      16,708
 0%/12.875% 2010 (3)                                                     11,000       5,665      .35
Leap Wireless International, Inc.,
  units: (6)(7) 12.50% 2010                                              23,549      13,880
 0%/14.50% 2010 (3)                                                      65,065      13,650      .29
PageMart Wireless, Inc.:
 15.00% 2005                                                          $ 12,000        8,880
 0%/11.25% 2008 (3)                                                      40,500      11,948      .22
Centennial Cellular Corp. 10.75% 2008                                    19,275      18,119      .19
Comunicacion Celular SA, units,                                          17,568      13,735      .15

TeleCorp PCS, Inc.:
 0%/11.625% 2009 (3)                                                      9,000       6,120
 10.625% 2010                                                             2,000       2,020      .09
Dobson/Sygnet Communications Co.                                          7,500       7,425      .08
 12.25% 2008
PanAmSat Corp.:
 6.00% 2003                                                               2,400       2,319
 6.125% 2005                                                              5,250       4,920      .08
Cellco Finance NV:
 12.75% 2005 (2)                                                          6,000       5,655
 15.00% 2005                                                                500         489      .06
Mannesmann Financials 4.75% 2009                                    EURO 6,000        5,121      .05
SBA Communications Corp.                                               $ 6,525        5,024      .05
 0%/12.00% 2008 (3)
Price Communications Wireless, Inc.,
  Series B, 9.125% 2006                                                   4,625       4,810      .05
PTC International Finance BV                                              5,950       4,358      .05
 0%/10.75% 2007 (3)
Telesystem International Wireless Inc.
 0%/13.25% 2007 (3)                                                       6,000       2,700      .03
Teletrac, Inc.: (1) (5) (6)
 units, 9.00% 2004 (7)                                                    1,351         737
 12.00% 2004                                                                 99          79      .01

                                                                                    683,662     7.23


MEDIA  -  5.25%
Charter Communications Holdings, LLC:
 8.25% 2007                                                               9,000       8,190
 10.25% 2010                                                              7,000       6,755
 0%/11.75% 2010 (3)                                                       5,600       3,220
 0%/9.92% 2011 (3)                                                       68,250      39,585
Avalon Cable Holdings LLC                                                 5,625       3,783      .65

Fox/Liberty Networks, LLC,
 FLN Finance, Inc.:
 0%/9.75% 2007 (3)                                                       36,325      31,875
 8.875% 2007                                                             29,050      29,558      .65
NTL Inc.:
 12.75% 2005                                                             17,750      17,040
 Series B, 10.00% 2007                                                   10,000       8,600
 0%/9.75% 2008 (3)                                                        7,250       4,132
NTL Communications Corp.:
 11.50% 2008                                                              5,000       4,400
 0%/11.50% 2009 (3)                                                EURO 15,000        7,324
 11.875% 2010 (1)                                                      $ 3,000        2,655      .47
British Sky Broadcasting Group                                           29,000      27,479      .29
 PLC 8.20% 2009
Fox Family Worldwide, Inc.:
 9.25% 2007                                                               5,095       5,146
 0%/10.25% 2007 (3)                                                      21,407      17,233      .24
Young Broadcasting Inc.:
 11.75% 2004                                                                750         757
 10.125% 2005                                                             5,500       5,404
 9.00% 2006                                                               2,250       2,115
 Series B, 8.75% 2007                                                    14,250      13,181      .23
Viacom Inc. 7.70% 2010                                                   19,750      20,684      .22
Telemundo Holdings, Inc., Series B,
 0%/11.50% 2008 (3)                                                      25,375      17,128      .18
Cox Radio, Inc. 6.375% 2005                                              18,000      17,284      .18
Liberty Media Corp.:
 7.875% 2029                                                             16,000      15,769
 8.50% 2029                                                               1,000         933      .18
Cablevision Industries Corp.:
 8.125% 2009                                                              9,250       9,427
 9.875% 2013                                                              2,000       2,080
 CSC Holdings, Inc., Series B, 8.125% 2009                                5,000       5,018      .17
Chancellor Media Corp. of Los Angeles:
 Series B, 8.75% 2007                                                     8,625       8,841
 8.00% 2008                                                               5,000       5,000      .15
American Media Operation 10.25% 2009                                     11,820      11,524      .12
United Pan-Europe Communications NV:
 10.875% 2009                                                            10,750       7,014
 11.50% 2010                                                              4,425       2,921
 10.875% 2009                                                       EURO 2,500        1,482      .12
TeleWest PLC:
 9.625% 2006                                                           $ 4,700        4,148
 11.00% 2007                                                              8,000       7,080      .12
Cumulus Media Inc.:
 13.75% preferred 2009 (USA) (5)                                  7,769 shares        5,438
 10.375% 2008                                                          $ 6,750        5,434      .12
Citadel Broadcasting Co.:
 10.25% 2007                                                              1,750       1,776
 9.25% 2008                                                               6,500       6,272
 Series B, 13.25% exchangeable preferred,
 redeemable 2009 (5)                                             24,122 shares        2,412      .11
Lenfest Communications, Inc. 7.625% 2008                                  6,750       7,004
Comcast Cable Communications,                                             3,500       3,363      .11
 Inc. 6.20% 2008
Adelphia Communications Corp.:
 10.875% 2010                                                               500         462
 Series B, 9.875% 2007                                                    5,000       4,350
 8.375% 2008                                                                950         912
Century Communications Corp. 8.75% 2007                                   2,200       1,914
FrontierVision 11.00% 2006                                                2,500       2,400      .11
Antenna TV SA 9.00% 2007                                                  9,750       8,726      .09
A. H. Belo Corp. 7.75% 2027                                               8,000       7,402      .08
Radio One 6.50% TIDES                                                10 shares        7,334      .08
 convertible preferred (1)
Multicanal Participacoes SA, Series B,
 12.625% 2004                                                             6,875       7,081      .08
TransWestern  Publishing Co.                                              7,250       7,033      .07
 LLC 9.625% 2007
ACME Television, LLC, Series B,                                           8,000       6,920      .07
 10.875% 2004
RBS Participacoes SA 11.00% 2007 (1)                                      7,250       6,036      .06
Hearst-Argyle Television, Inc. 7.00% 2018                                 6,050       5,219      .06
Sun Media Corp. 9.50% 2007                                                5,139       4,959      .05
Globo Comunicacoes e Participacoes Ltd.:
 10.50% 2006 (1)                                                          2,860       2,567
 10.50% 2006                                                                690         619      .03
V2 Music Holding, PLC 6.50% (2012)(1)(6)                                 11,633       3,141      .03
STC Broadcasting, Inc. 11.00% 2007                                        3,250       3,120      .03
Carmike Cinemas, Inc., Series B,                                         11,425       2,971      .03
 9.375% 2009 (8)
Gray Communications Systems,                                              2,000       1,980      .02
 Inc. 10.625% 2006
News America Holdings Inc. 8.625% 2014                                A$ 3,250        1,818      .02
TVN Entertainment Corp., Series B, units,
 14.00% 2008 (6) (7)                                                   $ 9,760        1,365      .01
Time Warner Companies, Inc.:
 9.15% 2023                                                                 500         579
 6.95% 2028                                                                 500         468      .01
Big City Radio, Inc. 0%/11.25% 2005 (3)                                   1,000         450      .01
Muzak Holdings LLC 0%/13.00% 2010 (3)                                       250         133       -

                                                                                    496,423     5.25


DIVERSIFIED TELECOMMUNICATION
 SERVICES  -  2.51%
Bell Atlantic Financial Services, Inc.,
 senior exchangeable notes:
 5.75% 2003 (1)                                                          30,000      29,289
 5.75% 2003                                                               5,750       5,614      .37
Allegiance Telecom, Inc.:
 0%/11.75% 2008 (3)                                                      20,000      12,200
 12.875% 2008                                                            10,610      10,186      .24
Ntelos Inc. 13.00% 2010 (6)                                              30,125      21,939      .23
COLT Telecom Group PLC:
 0%/12.00% 2006 (3)                                                       5,250       4,725
 8.875% 2007                                                          DM 9,500        4,424
 7.625% 2008                                                             22,825      10,027      .20
Comcast UK Cable Partners Ltd.                                        $ 22,000       18,920      .20
 0%/11.20% 2007(3)
TCI Communications, Inc.:
 8.00% 2005                                                              10,000      10,262
 8.75% 2015                                                               5,000       5,350      .17
Qwest Communications International Inc.:(3)
 0%/9.47% 2007                                                           10,000       9,001
 0%/8.29% 2008                                                            7,500       6,366      .16
Verizon Global Funding Inc.: (1)
 7.25% 2010                                                               5,000       5,086
 7.75% 2030                                                               9,000       9,224      .15
VersaTel Telecom International NV:
 4.00% 2005                                                         EURO 7,825        4,078
 13.25% 2008                                                           $ 3,000        1,920
 11.875% 2009                                                       EURO 3,875        2,438
 11.25% 2010                                                              8,750       5,341      .15
Deutsche Telecom International Finance
 BV 8.00% 2010                                                        $ 13,000       13,258      .14
Viatel, Inc.:
 11.15% 2008                                                          DM 7,000        1,042
 11.25% 2008                                                           $ 6,775        2,033
 0%/12.40% 2008 (3)                                                   DM 3,500          302
 0%/12.50% 2008 (3)                                                   $ 35,875        6,458
 11.50% 2009                                                              1,750         525      .11
CenturyTel, Inc., Series H, 8.375% 2010                                   9,150       9,547      .10
Maxcom Telecomunicaciones, SA de SV,
  units, 13.75% 2007 (6) (7)                                             15,340       7,394      .08
Mpower Holding Corp. 13.00% 2010                                         11,875       5,344      .06
NEXTLINK Communications, Inc.:
 12.50% 2006                                                              3,000       2,670
 0%/12.125% 2009 (3)                                                      3,975       1,769
 14.00% preferred 2009 (4) (5)                                   19,607 shares          588      .05
Level 3 Communications, Inc. 11.25% 2010                            EURO 4,750        3,724      .04
Hyperion Telecommunications, Inc.,
  Series B, 0%/13.00% 2003 (3)                                         $ 4,250        3,018      .03
BellSouth Capital Funding Corp.,                                          2,000       2,118      .02
 7.75% 2010
IMPSAT Corp. 12.375% 2008                                                 2,500       1,431      .01

                                                                                    237,611     2.51


INSURANCE  -  2.27%
Allstate Corp.:
 7.20% 2009                                                              43,000      44,382
 6.75% 2018                                                              16,000      14,826      .63
ReliaStar Financial Corp.:
 8.625% 2005                                                              5,000       5,351
 8.00% 2006                                                              23,250      24,472
ING Capital Funding Trust III                                            13,750      14,017      .47
 8.439% (undated)(2)
Royal & Sun Alliance Insurance                                           37,250      37,387      .40
 Group 8.95% 2029
Conseco, Inc. 9.00% 2006                                                  2,000       1,410
Conseco Financing Trust II, Capital
  Trust (TRUPS) 8.70% 2026 (11)                                          41,600      15,392
Conseco Financing Trust III 8.796% 2027                                   9,275       3,432
Green Tree Financial Corp. 6.50% 2002                                     9,000       6,210      .28
Jefferson-Pilot Capital Trust                                             8,500       7,910
 8.285% 2046 (1)
Jefferson Pilot Corp. 8.14% 2046 (1)                                      6,000       5,581      .14
Equitable Life Assurance                                                 11,500      11,576      .12
 Society USA 6.95% 2005(1)
Aflac Inc. 6.50% 2009                                                     8,750       8,498      .09
Lindsey Morden Group Inc.,                                           C$ 13,000        7,472      .08
 Series B, 7.00% 2008
AEGON NV 9.375% 2008                                                   $ 3,500        3,917      .04
Lincoln National Corp. 7.00% 2018                                         1,400       1,287      .01
American General Corp. 6.625% 2029                                        1,285       1,152      .01

                                                                                    214,272     2.27


HOTELS, RESTAURANTS & LEISURE  -  1.62%
Mirage Resorts, Inc.:
 6.625% 2005                                                              6,000       5,773
 6.75% 2008                                                               6,750       6,296
 8.50% 2010                                                              14,000      14,376      .28
Premier Parks Inc.:
 9.25% 2006                                                               8,375       7,956
 9.75% 2007                                                               3,875       3,798
 9.75% 2007                                                               1,250       1,263
 0%/10.00% 2008 (3)                                                       8,250       5,693
Six Flags Entertainment Corp. 8.875% 2006                                 5,000       4,775      .25
Royal Caribbean Cruises Ltd.:
 7.00% 2007                                                              16,350      15,014
 6.75% 2008                                                               9,383       8,425      .25
Boyd Gaming Corp.:
 9.25% 2003                                                              13,475      13,071
 9.50% 2007                                                               5,500       5,005      .19
William Hill Finance 10.625% 2008                                  Pound 7,243       11,198      .12
International Game Technology:
 7.875% 2004                                                           $ 8,500        8,415
 8.375% 2009                                                              2,000       1,980      .11
KSL Recreation Group, Inc. 10.25% 2007                                    7,100       6,887      .07
Station Casinos Inc. 9.875% 2010                                          5,650       5,791      .06
Hollywood Casino Corp. 11.25% 2007                                        5,000       5,175      .06
Harrah's Operating Co., Inc. 7.875% 2005                                  5,000       4,950      .06
Mandalay Resort Group 10.25% 2007                                         5,000       4,937      .05
Horseshoe Gaming Holding Corp., Series B:
 9.375% 2007                                                              2,000       2,000
 8.625% 2009                                                              3,000       2,895      .05
Jupiters Ltd. 8.50% 2006                                                  3,000       2,910      .03
AMF Bowling Worldwide, Inc.: (8)
 0%/12.25% 2006 (3)                                                      13,550       1,795
 10.875% 2006                                                             3,239         453
 0% convertible debentures 2018 (1)                                      11,084           3      .02
Carnival Corp. 6.15% 2008                                                 2,000       1,869      .02

                                                                                    152,703     1.62


COMMERCIAL SERVICES & SUPPLIES  -  1.53%
USA Waste Services, Inc.:
 4.00% 2002                                                              24,000      22,980
 6.50% 2002                                                               2,000       1,961
 7.00% 2004                                                               5,500       5,353
 7.125% 2007                                                              7,505       7,218
 6.125% 2011 (2)                                                          8,428       8,371
Waste Management, Inc.:
 6.00% 2001                                                                 750         746
 7.70% 2002                                                               3,500       3,516
 6.375% 2003                                                              1,000         968
 7.00% 2006                                                              14,750      14,320
 6.875% 2009                                                              5,000       4,701      .74
Allied Waste North America, Inc.,
  Series B, 10.00% 2009                                                  43,175      40,369      .43
Sotheby's Holdings, Inc. 6.875% 2009 (6)                                 20,000      14,354      .15
KinderCare Learning Centers, Inc.,
  Series B, 9.50% 2009                                                    7,650       6,809      .07
Protection One Alarm Monitoring, Inc.:
 6.75% convertible debentures 2003                                        5,000       3,000
 13.625% 2005 (2)                                                         3,560       2,421      .06
Cendant Corp. 7.75% 2003                                                  5,000       4,926      .05
Stericycle, Inc., Series B, 12.375% 2009                                  2,250       2,320      .03

                                                                                    144,333     1.53


ELECTRIC UTILITIES  -  1.44%
Israel Electric Corp. Ltd.: (1)
 7.75% 2009                                                              26,125      25,944
 7.70% 2018                                                               8,500       7,768      .74
 7.875% 2026                                                             15,000      13,432
 7.75% 2027                                                              13,000      11,463
 8.10% 2096                                                              14,405      11,046
AES Drax Holdings Ltd. 10.41% 2020 (1)                                   34,750      37,204      .39
Edison Mission Holdings Co. 8.734% 2026                                  12,200      11,946
Edison Mission Energy 7.73% 2009                                          7,000       5,961
Midwest Generation LLC Inc. 8.56% 2016 (1)                                8,000       7,387      .27
AES Ironwood, LLC 8.857% 2025                                             3,500       3,463      .04
Compania de Transporte de Energia de Alta
 Transener SA, 9.25% 2008 (1)                                               530         431      .00

                                                                                    136,045     1.44


CONSUMER & BUSINESS FINANCE  -  1.44%
MBNA Corp.:
 Capital A, Series A, 8.278% 2026                                        24,000      18,405
 Capital B, Series B, 7.559% 2027 (2)                                    32,800      27,675      .49
Household Finance Corp.:
 8.00% 2005                                                               6,000       6,292
 7.875% 2007                                                             20,000      21,017
 6.40% 2008                                                               5,500       5,245
 5.875% 2009                                                              2,150       1,976      .37
Capital One Financial Corp. 7.25% 2006                                   13,425      12,493
Capital One Capital I 8.309% 2027 (1)(2)                                 10,000       7,994
Capital One Bank 8.25% 2005                                               4,500       4,565      .05
Advanta Corp.:
 Series B, 7.00% 2001                                                     4,000       3,900
 Series D, 6.833% 2002                                                    5,000       4,582
 Series D, 6.925% 2002                                                    2,500       2,327
 6.925% 2002                                                              2,000       1,862
Advanta Capital Trust I 8.99% 2026                                       11,000       5,610      .19
Providian Financial Corp. 9.525% 2027(1)                                 16,750      10,873      .11

                                                                                    134,816     1.44



OIL & GAS  -  1.28%
Clark Refining Term Loan                                                 21,000      17,157
 9.50% 2004 (2) (6)
Clark Oil & Refining Corp. 9.50% 2004                                     7,825       6,514
Clark Refining & Marketing,                                               2,365       1,797
 Inc. 8.375% 2007
Premcor USA Inc., Series B, 10.875% 2005                                  9,000       4,860      .32
PDVSA Finance Ltd.:
 8.75% 2004                                                               1,628       1,645
 9.75% 2010                                                              19,250      19,828
 7.40% 2016                                                               9,700       8,081      .31
Petrozuata Finance, Inc.: (1)
 Series A, 7.63% 2009                                                    21,250      18,169
 Series B, 8.22% 2017                                                     9,885       7,537      .27
Pogo Producing Co. 10.375% 2009                                          14,500      15,116      .16
Pemex Finance Ltd.:
 8.875% 2010                                                              7,000       7,205
 9.03% 2011                                                               2,000       2,113      .10
OXYMAR 7.50% 2016 (1)                                                     8,500       6,323      .07
Cross Timbers Oil Co. 8.75% 2009                                          4,750       4,798      .05

                                                                                    121,143     1.28


REAL ESTATE  -  1.24%
Irvine Co. 7.46% 2006 (1) (6)                                            15,000      14,566
Irvine Apartment Communities,                                             5,000       4,714      .20
 LP 7.00% 2007
CarrAmerica Realty Corp.:
 Series B, 8.57% cumulative                                     500,100 shares       10,299
 redeemable preferred
 Series C, 8.55% cumulative                                             413,100       8,623      .20
 redeemable preferred
Chevy Chase Preferred Capital Corp.                                     242,900      12,661      .13
 10.375% (USA)
ERP Operating LP:
 7.95% 2002                                                            $ 3,750        3,795
 7.57% 2026                                                               8,000       8,210      .13
EOP Operating LP 6.75% 2008                                              11,500      11,145      .12
ProLogis Trust, Series D, 7.92% preferred                       380,000 shares        7,624      .08
FelCor Suites LP 7.375% 2004                                           $ 6,250        5,925      .06
Nationwide Health Properties, Inc.,
  Series A, 7.677% preferred cumulative                         100,000 shares        5,700      .06
 step-up premium rate
Duke-Weeks Realty Corp., Series B,
  7.99% preferred cumulative                                            150,000       5,573      .06
 step-up premium rate
Simon DeBartolo Group, Inc.,
  Series C, 7.89% preferred cumulative                                  150,000       5,363      .06
 step-up premium rate
IAC Capital Trust, Series A,                                            220,000       4,771      .05
8.25% TOPRS preferred
Archstone Communities Trust, Series C,
  8.625% convertible preferred                                          200,000       4,650      .05
New Plan Realty Trust, Series D,
  7.80% preferred cumulative                                            112,500       3,713      .04
  step-up premium rate

                                                                                    117,332     1.24


HEALTH CARE PROVIDERS & SERVICES  -  1.23%
Columbia/HCA Healthcare Corp.:
 7.60% 2001                                                            $ 1,750        1,747
 7.15% 2004                                                               1,500       1,464
 6.91% 2005                                                              22,910      22,165
 7.00% 2007                                                              12,750      12,176
 8.85% 2007                                                              24,105      24,888
 9.00% 2014                                                               5,650       5,805
 7.69% 2025                                                               5,000       4,419
 8.70% 2010                                                               4,250       4,346      .81
Concentra Operating Corp. 13.00% 2009                                    15,500      13,485      .14
UnitedHealth Group Inc. 7.50% 2005                                       12,300      12,708      .14
Paracelsus Healthcare Corp. 10.00% 2006(8)                               20,575       8,153      .09
Omnicare, Inc. 5.00% convertible                                          5,150       4,135      .04
debentures 2007
Integrated Health Services, Inc.: (6)(8)
 5.75% convertible debentures 2001                                       12,750           1
 10.25% 2006 (2)                                                          9,350          94
 Series A, 9.50% 2007                                                    12,175         122
 Series A, 9.25% 2008                                                    32,657         327      .01
Mariner Health Group, Inc.                                                7,300          73       -
 9.50% 2006 (6)(8)

                                                                                    116,108     1.23


MULTILINE RETAIL  -  1.17%
J. C. Penney Co., Inc.:
 7.375% 2004                                                              5,000       3,450
 7.05% 2005                                                              14,000       8,680
 6.50% 2007                                                               3,750       2,025
 7.60% 2007                                                              19,000      11,400
 7.625% 2007                                                             18,055       7,233
 7.375% 2008                                                              4,975       2,736
 6.875% 2015                                                              1,500         773
 7.65% 2016                                                              12,800       6,592
 7.95% 2017                                                              38,325      19,737
 8.25% 2022                                                               4,000       1,800
 7.125% 2023                                                              1,250         600      .69
Kmart Corp. 9.78% 2020                                                   12,250       8,993
DR Securitized Lease Trust, pass-through
   certificates, Series 1994 K-2,                                         8,000       5,880
 9.35% 2019 (11)
Kmart Financing I Trust 7.75% convertible
 preferred 2016                                                     218 shares        5,805      .22
Dillard's, Inc.:
 5.79% 2001                                                            $ 4,500        4,292
 6.125% 2003                                                              1,885       1,552      .20
 6.43% 2004                                                               5,000       3,898
 6.17% REPS 2011 (2)                                                      7,500       7,281
 7.13% 2018                                                               2,750       1,767
Saks Inc.:
 7.00% 2004                                                               5,000       3,600
 7.25% 2004                                                               3,500       2,450      .06

                                                                                    110,544     1.17


METALS & MINING  -  0.99%
Freeport-McMoRan Copper & Gold Inc.:
 7.50% 2006                                                              34,000      20,145
 7.20% 2026                                                              24,000      15,222      .38
BHP Finance Ltd.:
 6.69% 2006                                                              10,000      10,022
 8.50% 2012                                                              20,000      22,033      .34
Inco Ltd. 9.60% 2022                                                     16,000      16,126      .17
Doe Run Resources Corp., Series B:
 11.25% 2005                                                             15,325       7,203
 13.07% 2003 (2)                                                          3,000       1,410      .09
Kaiser Aluminum & Chemical Corp.                                          2,000       1,360      .01
 12.75% 2003

                                                                                     93,521      .99



CONTAINERS & PACKAGING - 0.85%
Container Corp. of America:
 10.75% 2002                                                              4,800       4,824
 9.75% 2003                                                              30,865      30,826
 Series A, 11.25% 2004                                                    8,000       7,980      .46
Printpack, Inc.:
 Series B, 9.875% 2004                                                    8,950       8,883
 10.625% 2006                                                            11,590      10,779      .21
Tekni-Plex Inc., Series B, 12.75% 2010                                    7,000       5,635      .06
Graham Packaging Co.:
 8.75% 2008                                                               4,625       2,775
 0%/10.75% 2009 (3)                                                       7,975       2,552      .06
Packaging Corp. of America, Series B,                                     3,250       3,364      .03
 9.625% 2009
Anchor Glass Container Corp. 11.25% 2005                                  4,000       2,820      .03

                                                                                     80,438      .85



AUTOMOBILES  -  0.84%
Ford Motor Credit Co.:
 5.25% 2008                                                          DM 32,000       14,595
 5.80% 2009                                                           $ 47,000       42,349
 7.45% 2031                                                               2,000       1,851      .62
General Motors Acceptance Corp.:
 0.614% 2002 (2)                                                   Yen 800,000        6,979
 5.85% 2009                                                           $ 15,000       13,747      .22

                                                                                     79,521      .84


PAPER & FOREST PRODUCTS  -  0.77%
Scotia Pacific Co. LLC, Series B:
 Class A-2, 7.11% 2028                                                   31,400      25,905
 Class A-1, 6.55% 2028                                                    1,276       1,242
 Class A-3, 7.71% 2028                                                   10,143       7,423      .37
Kappa Beheer BV:
 0%/12.50% 2009 (3)                                                EURO 15,755       10,134
 10.625% 2009                                                             5,500       5,294      .16
Grupo Industrial Durango, SA de CV:
 12.625% 2003                                                            $7625        7,606
 12.00% 2001                                                              3,000       3,038      .11
Indah Kiat Finance Mauritius Ltd.:
 10.00% 2007                                                             12,075       4,770
 11.875% 2002                                                             3,800       2,603      .08
Pindo Deli Finance Mauritius Ltd.:
 10.25% 2002                                                              6,000       3,540
 10.75% 2007                                                              3,625       1,378      .05
APP International Finance Co.                                               275         116      .00
 BV 11.75% 2005

                                                                                     73,049      .77


SEMICONDUCTOR EQUIPMENT & PRODUCTS-0.74%
Hyundai Semiconductor America, Inc.: (1)
 8.625% 2007                                                             22,600      17,897
 8.25% 2004                                                              13,895      12,030
 8.25% 2004                                                                 870         753      .33
Zilog, Inc. 9.50% 2005                                                   24,650      13,558      .14
Micron Technology, Inc. 6.50% 2005 (1)                                   11,000       9,240      .10
Adaptec, Inc. 4.75% convertible subordinated
 notes 2004                                                              10,000       7,963      .09
Conexant Systems, Inc. 4.00% convertible
 subordinated notes 2007                                                 14,700       7,957      .08

                                                                                     69,398      .74


AIR FREIGHT & COURIERS  -  0.62%
Atlas Air, Inc.: (11)
 Pass-through certificates, Series 2000-1,
 Class B, 9.057% 2017                                                     4,000       4,242
 Pass-through Trusts, Series 1998-1,
 Class A, 7.38% 2019                                                     41,572      40,862
 Series 1999-1, Class A-1, 7.20% 2020                                     2,552       2,410
 Pass-through certificates, Series 2000-1,
 Class A, 8.707% 2021                                                     4,000       4,430      .55
Eletson Holdings Inc. 9.25% 2003                                          6,750       6,548      .07

                                                                                     58,492      .62


DIVERSIFIED FINANCIALS  -  .60%
Associates Corp. of North America:
 5.85% 2001                                                               2,500       2,500
 5.80% 2004                                                              15,000      14,745      .18
Heller Financial, Inc. 6.00% 2004                                        12,500      12,185      .13
CEI Citicorp Holdings SA 11.25% 2007                                 ARP 9,500        9,301      .10
J.P. Morgan & Co. Inc., Series A, 8.08%
 2012 (2)                                                             $ 10,000        8,855      .10
AT&T Capital Corp. 6.60% 2005                                             9,000       8,794      .09

                                                                                     56,380      .60


FOOD PRODUCTS  -  0.45%
Nabisco, Inc.:
7.05% 2007                                                                8,500       8,361
7.55% 2015                                                                9,000       8,722
6.125% 2033 (2)                                                           2,500       2,454
6.375% 2035 (2)                                                          14,900      14,452      .36
Gruma, SA de CV 7.625% 2007                                               8,000       6,180      .07
New World Pasta Co. 9.25% 2009                                            3,400       1,445      .01
Fage Dairy Industry SA 9.00% 2007                                         1,750       1,278      .01

                                                                                     42,892      .45


INDUSTRIAL CONGLOMERATES  -  0.45%
Swire Pacific Capital Ltd. 8.84% cumulative
 guaranteed perpetual capital securities(1)                   1,670,000 shares       37,575
Swire Pacific Offshore Financing Ltd. 9.33%
 cumulative guaranteed perpetual preferred
 capital securities (1)                                                 230,000       5,261      .45

                                                                                     42,836      .45


TEXTILES & APPAREL  -  0.44%
VF Corp. 8.5% 2010 (1)                                                $ 36,000       37,531      .40
Levi Strauss & Co 6.80% 2003                                              4,850       4,098      .04

                                                                                     41,629      .44


AUTO COMPONENTS  -  0.30%
TRW Inc.:
 8.75% 2006                                                              10,000       9,962
 7.125% 2009                                                             10,500       9,376      .20
Delphi Automotive Systems Corp.
 6.50% 2009                                                               5,000       4,618      .05
Cooper Tire & Rubber Co. 7.25% 2002                                       4,000       3,830      .04
Tenneco Automotive Inc. 11.625% 2009                                      2,000         945      .01

                                                                                     28,731      .30


GAS UTILITIES  -  0.26%
NiSource Finance Corp.: (1)
 7.625% 2005                                                                500         515
 7.875% 2010                                                             15,100      15,794      .17
KeySpan Corp. 8.00% 2030                                                  7,500       8,074      .09

                                                                                     24,383      .26



LEISURE EQUIPMENT & PRODUCTS - 0.25%
Hasbro, Inc.:
 7.95% 2003                                                              13,500      11,610
 8.50% 2006                                                              15,315      12,099      .25

                                                                                     23,709      .25


AEROSPACE & DEFENSE  -  0.24%
Earthwatch Inc.:
 0%/12.50% 2005 (1) (6)                                                  17,280      13,036
 Series B, 7.00% convertible preferred
 2009 (4) (5)                                                 1,028,663 shares        2,462
 Series C, 8.50% convertible
 preferred 2099 (4) (5)                                                  88,869           1      .16
Loral Orion Network Systems, Inc.
 11.25% 2007                                                          $ 20,760        7,474      .08

                                                                                     22,973      .24


CHEMICALS  -  0.22%
Equistar Chemicals LP:
 6.50% 2006                                                               7,800       6,910
 8.75% 2009                                                               5,000       4,585      .12
Reliance Industries Ltd.:
 10.50% 2046 (1)                                                            250         223
 10.25% 2097 (1)                                                         10,750       8,928      .10

                                                                                     20,646      .22

BEVERAGES  -  0.20%
Canandaigua Wine Co., Inc.:
 Series C, 8.75% 2003
 8.75% 2003                                                               7,500       7,434
Delta Beverage Group, Inc. 9.75% 2003                                     6,650       6,592      .15
                                                                          4,750       4,982      .05

                                                                                     19,008      .20

PHARMACEUTICALS  -  0.19%
Lilly Del Mar Inc. 7.95% 2029 (1) (2)                                    18,000      18,021      .19


MACHINERY  -  0.19%
John Deere Capital Corp. 8.625% 2019                                     16,850      17,528      .19


ENERGY EQUIPMENT & SERVICES  -  0.16%
Colonial Pipeline Co. 7.75% 2010 (1)                                     14,650      15,017      .16


CONSTRUCTION & ENGINEERING  -  0.13%
McDermott Inc. 9.375% 2002                                               15,000      12,600      .13


FOOD & DRUG RETAILING  -  0.12%
Friendly Ice Cream Corp. 10.50% 2007                                     10,340       6,101      .06
Fred Meyer, Inc. 7.45% 2008                                               5,500       5,602      .06

                                                                                     11,703      .12


HOUSEHOLD DURABLES  -  0.10%
Salton/Maxim Housewares, Inc. 10.75% 2005                                 8,250       8,003      .08
Boyds Collection, Ltd., Series B,
 9.00% 2008                                                               1,806       1,707      .02

                                                                                      9,710      .10


INTERNET SOFTWARE & SERVICES - 0.10%
GT Group Telecom Inc., units, 0%/13.25%
 2010 (3) (6) (7)                                                        13,864       5,124
Exodus Communications Inc. 11.625% 2010(1)                                5,000       4,575      .10

                                                                                      9,699      .10


SPECIALTY RETAIL  -  0.09%
Sunglass Hut International Ltd. 5.25%
 convertible debentures 2003                                             11,150       8,223      .09


ROAD & RAIL  -  0.06%
Union Pacific Capital Trust 6.25% TIDES
 convertible preferred (1)                                      111,100 shares        5,111      .06


COMPUTERS & PERIPHERALS  -  0.04%
First International Computer Corp. 1.00%                               $ 3,000        3,510      .04
 convertible debentures 2004 (1)

HOUSEHOLD PRODUCTS  -  0.02%
Copamex Industrias, SA de CV, Series B,
 11.375% 2004                                                             1,950       1,916      .02


ELECTRICAL EQUIPMENT  -  0.01%
Actuant Corp. 13.00% 2009                                                 1,100       1,007      .01


MORTGAGE BACKED OBLIGATIONS (11)

PRIVATE ISSUE

COMMERCIAL MORTGAGE BACKED SECURITIES-5.32%
DLJ Commercial Mortgage Corp.:
 Series 1997-CF1, Class A1A, 7.40% 2006(1)                                4,865       5,024
 Series 1998-CF1, Class A-1B, 6.41% 2008                                 10,000      10,062
 Series 1996-CF2, Class A1B, 7.29% 2021 (1)                              11,200      11,640
 Series 1995-CF2, Class A1B, 6.85% 2027 (1)                              35,845      36,563
 Series 1998-CF1, Class A-1A, 6.14% 2031                                 19,089      19,104
 Series 1998-CF2, Class A-1B, 6.24% 2031                                 10,000       9,920      .98
GMAC Commercial Mortgage Securities Inc.:
 Series 1997-C1, Class A1, 6.83% 2003                                     5,432       5,468
 Series 1997-C1, Class A3, 6.869% 2007                                   20,000      20,498
 Series 1997-C2, Class C, 6.50% 2008                                      9,000       8,870
 Series 1997-C1, Class D, 6.997% 2008                                     8,300       8,387
 Series 1997-C2, Class E, 7.624% 2011                                    27,703      25,694
 Series 1997-C2, Class C, 6.91% 2029                                      8,900       8,674      .82
Morgan Stanley Capital I Inc.:
 Series 1998-HF1, Class A-1, 6.19% 2007                                  22,222      22,276
 Series 1998-WF2, Class A-1, 6.34% 2030                                   8,351       8,427
 Series 1998-HF2, Class A-2, 6.48% 2030                                  17,000      17,153
 Series 1999-FNV1, Class A-1, 6.12% 2032                                  8,857       8,853
 Series 1999-FNV1, Class A-2, 6.53% 2031                                 10,000      10,107      .71
Chase Commercial Mortgage
 Securities Corp.:
 Series 1996-1, Class A1, 7.60% 2005                                      2,654       2,743
 Series 1998-1, Class A1, 6.34% 2030                                     13,514      13,610
 Series 1998-2, Class A-2, 6.39% 2030                                     8,000       8,035
 Series 1998-2, Class E, 6.39% 2030                                      10,000       9,271
 Series 1999-1, Class B, 7.619% 2031                                      7,000       7,435
 Series 1999-1, Class C, 7.625% 2031                                      5,000       5,249
 Series 2000-1, Class A-1, 7.656% 2032                                    9,718      10,297      .60
L.A. Arena Funding, LLC, Series 1,
  Class A, 7.656% 2026 (1)                                               35,375      35,745      .38
Merrill Lynch Mortgage Investors, Inc.,
 pass-through certificates: (2)
 Series 1995-C2, Class D, 7.784% 2021                                       382         381
 Series 1995-C3, Class A-1, 6.771% 2025                                      54          54
 Series 1995-C3, Class A-3, 7.071% 2025                                  25,555      26,280
 Series 1996-C2, Class A-1, 6.69% 2028                                    7,433       7,491      .36
GS Mortgage Securities Corp. II,
 pass-through
 certificates, Series 1998-C1: (2)
 Class D, 7.242% 2030                                                     3,750       3,672
 Class E, 7.242% 2030                                                    31,076      29,356      .35
Bear Stearns Commercial Mortgage
   Securities Inc.: Series 1999-WF2,
 Class X, interest only,
 .26% 2019 (2)                                                          310,442       6,144
 Series 1998-C1, Class A-1, 6.34% 2030                                    7,207       7,258
 Series 1999-C1, Class X, interest only,
 1.053% 2031 (2)                                                        169,643      10,680      .25
Prudential Securities
 Secured Financing Corp.,
 Series 1999-NRF1, Class C, 6.746% 2009                                  18,000      17,912      .19
Commercial Mortgage,
 pass-through certificate, Series
 2000-FL3A, Class D, 8.04% 2011 (1)(2)                                   13,776      13,755      .14
Commercial Mortgage Acceptance Corp.:
 Series 1998-C1, Class A-1, 6.23% 2007                                    9,011       9,038
 Series 1998-C2, Class A-1, 5.80% 2030                                    3,937       3,902      .14
Starwood Asset Receivables Trust,
 Series 2000-1,
 Class D, 8.09% 2022 (1) (2)                                             10,000      10,023      .11
Nomura Asset Securities Corp.,
  Series 1998-D6, Class A-A1, 6.28% 2030                                  9,292       9,341      .10
Mortgage Capital Funding, Inc.,
  Series 1998-MC1, Class A-1 6.417% 2030                                  6,932       6,989      .07
Asset Securitization Corp.:
 Series 1996-D3, Class A-1B, 7.21% 2026                                   3,000       3,080
 Series 1997-D4, Class A-1A, 7.35% 2029                                     758         769      .04
Government Lease Trust Series 1999-GSA1,
 Class A1, 5.86% 2003 (1)                                                 3,043       3,032      .03
Structured Asset Securities Corp.,
 pass-through certificates,
  Series 1996-CFL, Class D,
 7.034% 2028                                                              2,950       2,957      .03
J.P. Morgan Commercial
 Mortgage Finance Corp.:
 Series 1995-C1, Class A-2, 7.41% 2010 (2)                                1,000       1,018
 Series 1996-C3, Class A-1, 7.33% 2028                                      823         846      .02

                                                                                    503,083     5.32


COLLATERALIZED MORTGAGE OBLIGATIONS-2.05%
CSFB Finance Co. Ltd., Series 1995-A,
 10.00% 2005 (1) (2)                                                     42,400      38,160      .40
Structured Asset Securities Corp.: (1)(2)
 Series 1998-RF1, Class A, 8.665% 2027                                    2,613       2,768
 Series 1998-RF2, Class A, 8.535% 2027                                   26,724      28,202      .33
G E Capital Mortgage Services,
  Series 1994-15, Class A10, 6.00% 2009                                  16,376      15,731      .17
Structured Asset Notes Transaction, Ltd.,
 Series 1996-A, Class A1, 7.156% 2003 (1)                                14,398      14,267      .15
Nykredit 6.00% 2029                                                DKr 104,523       12,631      .13
Ocwen Residential MBS Corp.,
 Series 1998-R1,Class AWAC,
  5.494% 2040 (1) (2)                                                 $ 11,203       10,475      .11
Residential Asset Securitization Trust,
 Series 1997-A3, Class B1, 7.75% 2027                                     9,013       9,108      .10
PNC Mortgage Securities Corp.,
  Series 1998-10,                                                         9,381       8,884      .09
 Class 1-B1, 6.50% 2028 (1)
Norwest Asset Securities Corp.,
  Series 1998-31, Class A-1, 6.25% 2014                                   7,571       7,469      .08
Security National Mortgage Loan Trust,
 Series 2000-1, Class A-2, 8.75% 2024(1)                                  6,800       6,815      .07
First Nationwide, Series 1999-2,
  Class 1PA1, 6.50% 2029                                                  5,212       5,092      .05
GE Capital Mortgage Services, Inc.,
  Series 1994-9, Class A9, 6.50% 2024                                     5,265       5,033      .05
Ryland Acceptance Corp. Four, Series 88,
 Class E, 7.95% 2019                                                      4,424       4,431      .05
 Series 1993-48, Class A-6, 6.25% 2008
 Prudential Home Mortgage                                                 4,466       4,430      .05
 Securities Co., Inc.,
Collateralized Mortgage Obligation Trust,
 Series 63, Class Z, 9.00% 2020                                           3,757       3,875      .04
Residential Funding Mortgage
 Securities I, Inc., Series
 1998-S17, Class M-1, 6.75% 2028                                          3,903       3,774      .04
Travelers Mortgage Securities Corp.,
  Series 1, Class Z2, 12.00% 2014                                         3,230       3,427      .04
Financial Asset Securitization, Inc.,
  Series 1997-NAM1, Class B1, 7.75% 2027                                  2,509       2,543      .03
Nationsbanc Montgomery Funding Corp.,
  Series 1998-5, Class A-1, 6.00% 2013                                    2,387       2,325      .03
Bear Stearns Structured Securities
   Inc., Series 1997-2,                                                   1,711       1,746      .02
 Class AWAC, 5.484% 2036(1)(2)
Chase Manhattan Bank, NA, Series 1993-I,
 Class 2A5, 7.25% 2024                                                    1,346       1,348      .01
GS Mortgage Securities Corp., Series
  1998-2, Class M, 7.75% 2027 (1)                                         1,140       1,180      .01

                                                                                    193,714     2.05


AGENCY PASS-THRU

GOVERNMENT NATIONAL MORTGAGE ASSN.-7.10%
 6.00% 2028-2029                                                      $ 92,420       89,676
 6.50% 2008-2029                                                         32,779      32,441
 7.00% 2008-2031                                                        240,741     241,795
 7.50% 2007-2030                                                         77,791      79,180
 8.00% 2017-2030                                                        165,580     169,924
 8.50% 2020-2029                                                          9,314       9,608
 9.00% 2009-2022                                                          9,712      10,059
 9.50% 2009-2021                                                          7,068       7,330
 10.00% 2017-2022                                                        27,438      29,788
 10.50% 2016-2019                                                           124         138
 12.00% 2015                                                              1,495       1,702     7.10

                                                                                    671,641     7.10

FANNIE MAE  -  2.33%
 6.00% 2029                                                              10,209       9,883
 6.50% 2028-2029                                                         12,675      12,492
 7.00% 2009-2030                                                         51,863      52,087
 7.50% 2009-2029                                                          9,512       9,675
 8.00% 2023-2030                                                         92,930      95,242
 8.255% 2026 (2)                                                          5,404       5,561
 8.261% 2002 (2)                                                          4,096       4,177
 8.50% 2009-2030                                                          3,431       3,528
 9.00% 2018-2025                                                          1,935       2,015
 9.50% 2009-2025                                                          1,808       1,908
 10.00% 2018-2025                                                         5,204       5,649
 10.50% 2012-2019                                                         1,634       1,774
 11.00% 2015-2029                                                         1,783       2,002
 11.25% 2014                                                                 16          17
 11.50% 2014                                                                 76          85
 12.00% 2015-2029                                                         3,557       4,060
 12.50% 2015-2019                                                         3,307       3,803
 13.00% 2015-2028                                                         5,487       6,379
 15.00% 2013                                                                 23          28     2.33

                                                                                    220,365     2.33


FREDDIE MAC PARTICIPATING
 CERTIFICATES  -  0.54%
 6.00% 2029                                                                 922         893
 6.50% 2029                                                              13,678      13,499
 7.00% 2015                                                               7,697       7,779
 8.00% 2003-2026                                                          3,398       3,472
 8.25% 2007                                                               1,008       1,030
 8.50% 2002-2027                                                          9,675       9,995
 8.75% 2008                                                               1,303       1,335
 9.00% 2021                                                                 326         342
 10.00% 2011-2019                                                           120         125
 10.50% 2020                                                              1,370       1,501
 10.75% 2010                                                                 40          42
 11.00% 2018                                                              2,459       2,698
 12.00% 2016-2017                                                          4672        5284
 12.50% 2015-2019                                                          1105        1257
 12.75% 2019                                                                241         275
 13.00% 2014-2015                                                         1,553       1,805
 13.50% 2018                                                                  5           6
 13.75% 2014                                                                  7           8      .54

                                                                                     51,346      .54


AGENCY

COLLATERALIZED MORTGAGE OBLIGATIONS-0.35%
Freddie Mac:
 Series 1849, Class Z, 6.00% 2008                                         6,578       6,405
 Series 41, Class F, 10.00% 2020                                          1,602       1,699
 Series 178, Class Z, 9.25% 2021                                          1,222       1,273
 Series 1657, Class SA,                                                   7,520       5,139
 4.665% 2023 (2) (10)
 Series 1673, Class SA,                                                   7,879       4,705      .20
 3.502% 2024 (2) (10)
Fannie Mae:
 Series 90-93, Class G, 5.50% 2020                                          459         444
 Series 93-247, Class Z, 7.00% 2023                                       4,863       4,911
 Series 1994-4, Class ZA, 6.50% 2024                                      4,306       4,113
 Series 1998-W5, Class B3, 6.50% 2028(1)                                  4,782       4,156      .15

                                                                                     32,845      .35



ASSET BACKED OBLIGATIONS (11)

AIRPLANE ETC  -  4.73%
Continental Airlines, Inc., pass-through
 certificates:
 Series 1998-3, Class C-1, 7.08% 2004                                     2,391       2,400
 Series 1998-3, Class C-2, 7.25% 2005                                    12,000      11,991
 Series C-2, 7.434% 2006                                                  2,000       1,994
 Series 1997-1, Class C, 7.42%  2007 (2)                                  2,219       2,227
 Series 1998-3, Class A-2, 6.32% 2008                                    15,000      14,381
 Series 1999-2, Class A-2, 7.056% 2011                                    2,000       2,012
 Series 2000-2, Class C, 8.312% 2011                                      4,000       4,189
 Series 1996-2, Class B, 8.56% 2014                                       1,811       1,914
 Series 1997-1, Class B, 7.46% 2014                                         942         931
 Series 1999-1, 10.22% 2014                                               5,552       6,117
 Series 1996, Class B, 7.82% 2015                                        11,682      12,170
 Series 1997-1 Class A, 7.461% 2016                                      15,428      15,988
 Series 1996-2, Class D, 11.50% 2016                                      2,995       3,147
 Series 1997-4, Class A, 6.90% 2018                                      28,698      28,581
 Series 2000-2, Class B, 8.307% 2018                                      2,000       2,077
 Series 1998-1, Class A,  6.648% 2019                                    35,049      34,611
 Series 1999-1, Class A, 6.545% 2020                                      5,832       5,609
 Series 1999-1, Class B, 6.795% 2020                                     16,881      16,282
 Series 2000-1, Class A-1, 8.048% 2020                                   11,892      12,789
 Series 2000-1, Class B, 8.388% 2020                                      4,493       4,740     1.95
Airplanes Pass Through Trust,
 pass-through certificates,
  Series 1, Class C, 8.15%  2019                                         57,840      56,634      .60
Pegasus Aviation Lease Securitization,
 Series 2000-1, Class A2, 8.37% 2030(1)                                  51,000      53,953      .57
USAir, Inc.:
 1990 Equipment Trust Certificates:
  Series A, 10.28% 2001                                                     754         750
  Series B, 10.28% 2001                                                     754         750
  Series C, 10.28% 2001                                                     530         527
US Airways 2000, Series 3G, 7.89% 2020                                   33,175      34,601
USAir, Inc., pass-through trust,
  Series 1993-A3, 10.375% 2013                                            2,250       2,003      .41
Jet Equipment Trust: (1)
 Series 1994-A, Class B1,11.79% 2013                                      4,000       4,524
 Series 1995-D, 11.44% 2014                                              10,000      11,173
 Series 1995-B, 10.91% 2014                                               5,000       5,386
 Series 1995-B, Class A, 7.63% 2015                                       3,919       3,992
 Series 1995-B, Class C, 9.71% 2015                                       5,500       5,636
 Series 1995-A, Class C, 10.69% 2015                                      2,750       3,018      .36
Morgan Stanley Air: (2)
 7.25% 2025                                                              14,250      14,276
 7.76% 2025                                                               9,998      10,023      .26
Delta Air Lines, Inc., pass-through
  certificates, Series 1992-A2,                                          11,500      11,836
 9.20% 2014
Delta Air Lines, Inc., 1990 Equipment
 trust certificates: (1)
 Series I, 10.00% 2014                                                    5,000       5,002
 Series J, 10.00% 2014                                                    5,000       5,002
 Series F, 10.79% 2014                                                    1,700       1,943      .25
United Air Lines, Inc.:
 7.73% 2010                                                               4,000       4,183
 Series 1995-A2, 9.56% 2018                                               8,000       8,406      .13
AIR 2 US, Series A, 8.027% 2020 (1)                                      11,620      12,223      .13
American Airlines, Inc., Series 1991-C2,
 9.73% 2014                                                               6,410       7,114      .07

                                                                                    447,105     4.73



CREDIT CARD  -  1.37%
First Consumer Master Trust,
  Series 1999-A, Class A, 5.80% 2005(1)                                  35,000      34,664      .37
Metris Master Trust: (1) (2)
 Series 1998-1A, Class C, 7.536% 2005                                    15,000      14,800
 Series 1997-2, Class C, 7.736% 2006                                     14,400      14,324      .31
H. S. Receivables Corp.: (1)
 Series 1999-1, Class A, 8.13% 2006                                      18,281      18,464
 Series 1999-3, Class A, 9.60% 2006                                       2,000       2,055      .22
Nextel, Series 1 B, 7.548% 2006 (1) (2)                                  14,125      14,067      .15
MBNA Master Credit Card Trust: (1)
 Series 1999-D, Class B, 6.95% 2008                                       4,700       4,713
 Series 1998-E, Class C, 6.60% 2010                                       5,000       4,907      .10
Capital One Secured Note Trust,
  Series 1999-2, 7.31% 2005 (1) (2)                                       6,250       6,251
Capital One Master Trust, Series 1999-1,
 Class C, 6.60% 2007 (1)                                                  2,500       2,498      .09
First USA Credit Card Master
 Trust, Class A Floating
 Rate Asset Backed Certificates,
 Series 1997-4, 7.699% 2010 (1)(2)                                        6,630       6,459      .07
BA Master Credit Card Trust,
  Series 1998-A, Class B,                                                 6,000       5,987      .06
  6.98% 2005(2)

                                                                                    129,189     1.37


ASSET BACKED SECURITIES  -  0.81%
Garanti Trade Payment Rights
 Master Trust,Series 1999-B,
  Class 1, 10.81% 2004 (1)                                               29,918      28,940      .31
NPF XII, Inc.: (1)
 Series 1999-3, Class B, 7.575% 2003 (2)                                  3,000       2,999
 Series 1999-2, Class A, 7.05% 2003                                      15,000      15,075
NPF VI, Inc., Series 1999-1, Class A,
 6.25% 2003 (1)                                                           5,000       4,962      .24
Puerto Rico Public Financing Corp.,
  Series 1, Class A, 6.15% 2008                                          19,970      19,749      .21
Grupo Financiero Banamex Accival,
 SA de CV 0% 2002 (1)                                                     5,533       5,085      .05

                                                                                     76,810      .81



MANUFACTURED HOUSING -  0.63%
Green Tree Financial Corp., pass-through
 certificates:
 Series 1995-A, Class NIM, 7.25% 2005                                     2,315       2,268
 Series 1993-2, Class B, 8.00% 2018                                       2,250       2,146
 Series 1995-3, Class B-2, 8.10% 2025                                     5,000       2,836
 Series 1995-8, Class B2, 7.65% 2026                                      8,197       4,229
 Series 1995-6, Class B2, 8.00% 2026                                      2,450       1,328
 Series 1996-7, Class A6, 7.65% 2027                                      2,096       2,158
 Series 1996-6, Class B2, 8.35% 2027                                     10,309       5,715
 Series 1996-5, Class B-2, 8.45% 2027                                     6,742       3,759
 Series 1997-1, Class A-5, 6.86% 2028                                     1,500       1,512
 Series 1996-10, Class A-6, 7.30% 2028                                    8,495       8,618
 Series 1997-8, Class B-2, 7.75% 2028                                     3,125       1,581
 Series 1998-4, Class B2, 8.11% 2028                                     13,350       7,698
 Series 1997-6, Class A7, 7.14% 2029                                     15,700      15,759      .63

                                                                                     59,607      .63


STRANDED ASSET -  0.50%
PP&L Transition Bond Co. LLC, Series
  1999-1, Class A-7, 7.05% 2009                                          27,500      28,520      .30
Peco Energy Transition Trust, Series
  1999-A, Class A6, 6.05% 2009                                           15,000      14,890      .16
ComEd Transitional Funding Trust,
 Transitional Funding Trust
 Note, Series 1998, Class A-4,
 5.39%, 2005                                                              3,500       3,473      .04

                                                                                     46,883      .50


AUTO LOAN  -  0.36%
MMCA Auto Owner Trust:
 Series 2000-2, Class B Asset
  Backed Notes, 7.42% 2005                                                7,000       7,249
 Series 2000-1, Class B Asset
  Backed Notes, 7.55% 2005                                                7,000       7,192      .15
Drive Auto Receivables Trust,
  Series 2001-1, Class A, 6.672% 2006(1)                                  8,000       8,010      .09
Continental Auto Receivables
 Owner Trust, Series 2000-B,
  Class CTFS, 7.11% 2007 (1)                                              5,261       5,376      .06
FACTA Securitization LLC,
 Series 2000-A: (1)
 Class A, 8.00% 2004                                                      2,019       2,029
 Class B, 8.96% 2004                                                      1,208       1,204      .03
Triad Auto Receivables Owner Trust,
 Series 1999-1, Class A2, 6.09% 2005                                      3,000       3,004      .03

                                                                                     34,064      .36


HOME EQUITY  -  0.25%
Ditech Home Loan Owner Trust,
  Series 1998-1, Class B1, 9.50% 2029                                    10,500       9,942      .10
Residential Funding Mortgage
 Securities II, Series 2000-HI5,
  Class AI4, 6.94% 2014                                                   9,000       9,034      .10
EQCC Home Equity Loan Trust,
 Asset Backed Certificates,
  Series 1999-3, Class A-3F,
 7.067% 2024                                                              5,000       5,071      .05

                                                                                     24,047      .25


HOME IMPROVEMENT  -  0.21%
FIRSTPLUS Home Loan Owner Trust:
 Series 1997-1, Class A-7, 7.16% 2018                                    10,000      10,049
 Series 1997-3, Class B-1, 7.79% 2023                                     4,598       4,323      .15
The Money Store Trust, Series 1996-D,
 Class A-14, 6.985% 2016                                                  4,000       4,035      .05
Green Tree Financial Corp.,
  Series 1997-A, Class HI-M1, 7.47% 2023                                  1,000         999      .01

                                                                                     19,406      .21

FRANCHISE/EQUIPMENT  -  0.11%
Green Tree Recreational, Equipment &
 Consumer Trust:
 Series 1999-A, Class A-6, 6.84% 2010                                     5,000       5,058
 Series 1997-D, Class CTFS, 7.25% 2029                                    8,500       5,244      .11

                                                                                     10,302      .11


GOVERNMENT OBLIGATIONS

U.S. GOVERNMENT

U.S. TREASURY NOTES & BONDS  -  11.17%
13.125% May 2001                                                         11,500      11,796
6.50% May 2002                                                            6,145       6,237
3.625% July 2002 (9)                                                      3,803       3,807
6.375% August 2002                                                        1,140       1,159
11.625% November 2002                                                     8,000       8,889
5.50% February 2003                                                      10,000      10,073
5.75% April 2003                                                         20,000      20,269
10.75% May 2003                                                           7,500       8,405
11.875% November 2003                                                    37,100      43,639
5.25% May 2004                                                           48,180      48,346
5.875% November 2004                                                     19,465      19,973
11.625% November 2004                                                    91,500     111,988
7.50% February 2005                                                      15,000      16,310
5.625% February 2006                                                      5,000       5,116
6.50% October 2006                                                       18,940      20,213
3.375% January 2007 (9)                                                 150,459     147,613
6.25% February 2007                                                      20,000      21,112
5.625% May 2008                                                          20,000      20,525
5.50% May 2009                                                           84,750      86,445
9.125% May 2009                                                          18,000      20,014
6.00% August 2009                                                         4,000       4,221
10.375% November 2009                                                    12,500      14,650
10.00% May 2010                                                          12,500      14,738
10.375% November 2012                                                    24,500      31,498
12.00% August 2013                                                       10,000      14,128
Strip Principal 0% 2015                                                  18,505       8,478
8.875% August 2017                                                      189,500     257,572
8.875% February 2019                                                     16,970      23,321
8.125% May 2021                                                          13,000      16,961
6.125% November 2027                                                      7,000       7,526
5.25% November 2028                                                      32,850      31,444    11.17

                                                                                  1,056,466    11.17


NON-PASS-THRU AGENCY SECURITIES

FEDERAL HOME LOAN BANK BONDS & NOTES-0.37%
5.625% 2001                                                              25,000      24,973
7.013% 2007                                                              10,000       9,947      .37

                                                                                     34,920      .37

FANNIE MAE BONDS & NOTES  -  0.36%
5.75% 2005                                                               10,000      10,009
5.25% 2009                                                               10,215       9,754
Medium Term Note, 6.75% 2028                                             15,000      14,032      .36

                                                                                     33,795      .36


FREDDIE MAC BONDS & NOTES  -  0.12%
5.75% 2010                                                         EURO 12,000       11,574      .12


GOVERNMENTS & GOVERNMENTAL BODIES
 (EXCLUDING U.S.)

NON-U.S. GOVERNMENT OBLIGATIONS - 7.30%
Bundesrepublik:
 6.00% 2007                                                              23,827      23,975
 5.25% 2010                                                              79,000      76,559
Treuhandanstalt 7.125% 2003                                        EURO 22,376       22,085     1.29
Deutschland Republic:
 8.00% 2002                                                        EURO 29,250       28,859
 5.25% 2008                                                              95,000      92,005     1.28
Hellenic Republic:
 8.90% 2004                                                      GRD 4,900,000       15,098
 2.90% 2007                                                      Yen 1,270,000       12,088
 6.95% 2008                                                            $ 4,500        4,666
 8.60% 2008                                                      GRD 7,500,000       24,630
 7.50% 2013                                                             620,000       1,984      .62
Canadian Government:
 9.00% 2004                                                          C$ 10,000        7,517
 4.25% 2026 (9)                                                          61,421      46,690      .57
United Mexican States Government
  Eurobonds, Global:
 9.875% 2010                                                          $ 16,000       17,208
 11.375% 2016                                                            25,765      30,081
 11.50% 2026                                                              2,625       3,196      .53
United Kingdom:
 6.50% 2003                                                       Pound 11,750       18,140
 8.50% 2005                                                              12,000      20,508      .41
Spanish Government 6.00% 2008                                      EURO 36,061       35,689      .38
Japanese Government:
 0.90% 2008                                                      Yen 1,400,000       11,675
 1.50% 2008                                                           2,327,250      20,409      .34
French Treasury Note 4.50% 2003                                    EURO 28,000       26,295      .28
Kingdom of Denmark 6.00% 2009                                      DKr 190,000       25,458      .27
Norwegian Government:
 6.75% 2007                                                         NOK 90,000       10,575
 5.50% 2009                                                             124,500      13,720      .26
Polish Government:
 12.00% 2001                                                        PLZ 10,000        2,343
 12.00% 2002                                                              8,375       1,919
 12.00% 2003                                                             11,000       2,454
 8.50% 2004                                                              15,000       3,042
 8.50% 2005                                                              50,000      10,217      .21
New South Wales Treasury Corp.                                       A$ 26,000       16,378      .17
 8.00% 2008
Italian Government BTPS                                            EURO 16,204       16,088      .17
 Eurobond 6.00% 2007
Argentina (Republic of):
 Series C, 0% 2001                                                     $ 6,250        5,891
 Series E, 0% 2003                                                        5,500       4,153
 11.00% 2005                                                              3,000       2,820
 11.75% 2009                                                                830         774
 11.375% 2017                                                             1,500       1,340      .16
Panama (Republic of):
 10.75% 2020                                                                210         207
 8.875% 2027                                                                250         213
 Interest Reduction Bond 4.50% 2014 (2)                                   7,325       5,796
 Past Due Interest Eurobond                                               1,665       1,266
 7.75% 2016 (2)(5)
 Past Due Interest Eurobond                                                 750         486      .08
 4.50% 2017 (2)
State of Qatar 9.75% 2030 (1)                                             7,500       7,519      .08
Brazil (Federal Republic of):
 Eligible Interest Bond 7.625% 2006 (2)                                   1,148       1,072
 7.688% 2009 (2)                                                            750         656
 Bearer 8.00% 2014 (5)                                                    3,215       2,494
 7.625% 2024 (2)                                                          1,375       1,060
 12.25% 2030                                                                425         394      .06
South Africa (Republic of):
 12.00% 2005                                                         ZAR 5,100          675
 13.00% 2010                                                             35,000       4,701      .06
Bulgaria (Republic of)
 Front Loaded Interest
 Reduction Bond, 3.00% 2012 (2)                                        $ 2,470        1,836      .02
Columbia (Republic of) 7.625% 2007                                        2,200       1,744      .02
New Zealand Government 4.50% 2016 (9)                                NZ$ 3,235        1,456      .02
Venezuela (Republic of)                                                $ 1,167          942      .01
 Eurobond 7.375% 2007(2)
Turkey (Republic of):
 12.375% 2009                                                               500         466
 11.875% 2030                                                               500         443      .01
Philippines (Republic of) 9.875% 2019                                       500         403      .00

                                                                                    690,358     7.30


DEVELOPMENT AUTHORITIES  -  0.47%
The Japan Development Bank 6.50% 2001                            Yen 4,300,000       39,128      .41
International Bank for Reconstruction &
 Development, Series MTN, 0% 2031                                     $ 40,000        5,348      .06

                                                                                     44,476      .47


NON U.S. AGENCY BONDS  -  0.44%
KfW International Finance Inc.                                   Yen 4,750,000       41,739      .44
 1.00% 2004


TAXABLE MUNICIPAL OBLIGATIONS - .06%

California Maritime
 Infrastructure Authority,Taxable Lease
  Revenue Bonds (San Diego Unified
Port District-South
  Bay Plant Acquisition),
 Series 1999, 6.63% 2009 (1)                                              5,340       5,263      .06



EQUITY-RELATED SECURITIES

STOCKS & WARRANTS  -  0.12% (4)
Price Communications Corp.                                              313,053       5,263      .06
VoiceStream Wireless Corp.                                               27,415       2,759      .03
Wilshire Financial                                                    1,601,967       2,002      .02
 Services Group, Inc. (12)
Global TeleSystems Group, Inc.                                          750,000         609      .01
NTL Inc., warrants, expire 2008  (1)(6)                                  26,362         442     -
Viatel, Inc.                                                             32,363         120     -
McCaw International, Ltd. warrants,
   expire 2007(1)(6)                                                     30,500          76     -
Teletrac Holdings, Inc. warrants,
  expire 2004(1)(6)(12)                                                 194,624          19     -
Discovery Zone, Inc.  (8)                                                13,966           2     -
Discovery Zone, Inc., warrants,
  expire 2007 (6) (8)                                                     1,551        -        -
Protection One Alarm Monitoring,
  Inc., warrants, expire 2005 (1)(6)                                     54,400        -        -
Tultex Corp., warrants, expire 2007 (6)                               1,867,700        -        -
V2 Music Holdings PLC, warrants,
 expire 2008 (1)(6)                                                      17,125        -        -

                                                                                     11,292      .12


MISCELLANEOUS  -
Investment securities in initial period
 of acquisition                                                                          52      .00


Total Bonds & Notes & Equity Securities
 (cost: $9,344,741,000)                                                           8,816,535    93.25




                                                                     Principal      Market
SHORT-TERM SECURITIES                                                   Amount       Value
                                                                          (000)       (000)
CORPORATE SHORT-TERM NOTES  -  5.15%
Preferred Receivables Funding Corp.:
 6.58% due 1/10/2001                                                  $ 17,000       16,969
 6.58% due 1/16/2001                                                     23,000      22,933
 6.60% due 1/30/2001                                                     20,000      19,890      .63
SBC Communications Inc.:
 6.53% due 1/16/2001                                                     21,400      21,338
 6.50% due 1/26/2001                                                     11,500      11,446
 6.50% due 2/7/2001                                                      27,100      26,916      .63
Verizon Global Funding Inc.:
 6.54% due 1/4/2001                                                      30,150      30,128
 6.50% due 1/24/2001                                                     24,500      24,394      .58
Alcoa Inc.:
 6.50% due 1/10/2001                                                     24,700      24,655
 6.52% due 1/11/2001                                                     24,500      24,451
 6.55% due 1/18/2001                                                        800         798      .53
Corporate Asset Funding Co. Inc.:
 6.50% due 2/5/2001                                                      15,000      14,902
 6.42% due 2/6/2001                                                      27,000      26,822      .44
Motiva Enterprises LLC:
 6.51% due 1/16/2001                                                      7,800       7,777
 6.50% due 1/26/2001                                                     14,000      13,934
Coca-Cola Co. 6.51% due 1/18/2001                                        20,000      19,935      .44
Gannett Co., Inc.:
 6.55% due 1/8/2001                                                      21,000      20,969
 6.54% due 1/12/2001                                                     19,000      18,958      .42
Ford Motor Credit Co. 6.50%                                              40,000      39,841      .42
 due 1/22/2001
Knight Ridder Inc.:
 6.51% due 1/23/2001                                                      5,000       4,979
 6.44% due 1/25/2001                                                     26,100      25,983      .33
USAA Capital Corp. 6.50% due 1/19/2001                                   27,100      27,006      .29
Equilon Enterprises, LLC:
 6.52% due 1/18/2001                                                     13,400      13,356
 6.41% due 2/21/2001                                                     10,000       9,908      .25
Monsanto Co.:
 6.50% due 2/13/2001                                                      5,700       5,655
 6.32% due 3/16/2001                                                     12,800      12,626      .19

                                                                                    486,569     5.15

FEDERAL AGENCY DISCOUNT NOTES - .85%
Federal Home Loan Banks:
 6.45% due 1/10/2001                                                     17,070      17,039
 6.43% due 1/12/2001                                                      9,600       9,579      .30
Freddie Mac:
 6.45% due 1/9/2001                                                      25,000      24,960
 6.44% due 1/23/2001                                                      3,790       3,774
 6.41% due 1/30/2001                                                      1,900       1,890      .30
Fannie Mae 6.45% due 1/11/2001                                           23,550      23,503      .25

                                                                                     80,745      .85

Total Short-Term Securities
  (cost: $567,315,000)                                                              567,314     6.00

Total Investment Securities
  (cost:$9,912,056,000)                                                           9,383,849    99.25
Excess of cash and receivables
 over payables

NET ASSETS                                                                        9,454,454   100.00




(1)  Purchased in a private
     placement transaction;
     resale may be limited to qualified
     institutional buyers; resale to
     the public may require registration.
(2)  Coupon rate may change
     periodically.
(3)  Step bond; coupon rate will
     increase at a later date.
(4)  Non-income-producing security.
(5)  Payment in kind; the issuer
     has the option of paying
     additional securities in lieu of cash.
(6)  Valued under procedures
     established by the Board of Directors.
(7)  Purchased as a unit; issue
     was separated but
     reattached for reporting purposes.
(8)  Company not making interest
     or dividend payments;
     bankruptcy proceedings pending.
(9)  Index-linked bond whose
     principal amount moves with a
     government retail price index.
(10) Inverse floater, which is a
     floating-rate note
     whose interest rate
     moves in the opposite direction
     of prevailing interest rates.
(11) Pass-through securities
     backed by a pool of
     mortgages or other assets on
     which principal payments are
     periodically made.
     Therefore, the effective maturity is
     shorter than the stated maturity.
(12) The fund owns 8.00% and 5.29%
     of the outstanding
     securities of Wilshire
     Financial Services
     Group, Inc. and Teletrac, Inc.,
     respectively, which
     are investments in affiliates
     as defined in the
     Investment Act of 1940.

See Notes to Financial Statements

The Bond Fund of America
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2000                                       (dollars in  thousands)
Assets:
Investment securities at market
 (cost: $9,912,056)                                                          $9,383,849
Cash                                                                              3,301
Receivables for--
 Sales of investments                                        $   1,593
 Sales of fund's shares                                         31,901
 Forward currency contracts - net                                1,822
 Dividends and accrued interest                                153,108          188,424
                                                                              9,575,574

Liabilities:
Payables for--
 Purchases of investments                                       75,567
 Repurchases of fund's shares                                   31,346
 Forward currency contracts - net                                8,560
 Management services                                             2,660
 Other expenses                                                  2,987          121,120

Net Assets at December 31, 2000                                              $9,454,454
 Total authorized capital stock-
 2,500,000,000 shares
Class A shares, $.001 par value:
 Net assets                                                                  $9,365,944
 Shares outstanding                                                         732,163,360
 Net asset value per share                                                       $12.79
Class B shares, $.001 par value:
 Net assets                                                                     $88,509
 Shares outstanding                                                           6,918,990
 Net asset value per share                                                       $12.79



STATEMENT OF OPERATIONS
for the year ended December 31, 2000                       (dollars in  thousands)
Investment Income:
Income:
 Interest                                                     $728,726
 Dividends                                                      16,630         $745,356

Expenses:
 Management services fee                                        30,566
 Distribution expenses - Class A                                22,929
 Distribution expenses - Class B                                   309
 Transfer agent fee - Class A                                    9,968
 Transfer agent fee - Class B                                       30
 Reports to shareholders                                           469
 Registration statement and prospectus                             433
 Postage, stationery and supplies                                1,221
 Directors' fees                                                    84
 Auditing and legal fees                                            82
 Custodian fee                                                     478
 Taxes other than federal income tax                               123
 Other expenses                                                     12           66,704
 Net investment income                                                          678,652

Realized Loss and Unrealized
 Depreciation on Investments:
Net realized loss                                                              (72,414)
Net change in unrealized depreciation on:
 Investments                                                  (42,019)
 Open forward currency contracts                               (8,327)
  Net change in unrealized depreciation                                        (50,346)
 Net realized loss and change in
  unrealized depreciation
  on investments                                                              (122,760)

Net Increase in Net Assets Resulting
 from Operations                                                               $555,892










STATEMENT OF CHANGES IN NET ASSETS                         (dollars in  thousands)

                                                           Year ended      December 31,
                                                                   2000             1999

Operations:
Net investment income                                       $  678,652      $   667,232
Net realized loss on investments                              (72,414)         (38,387)
Net change in unrealized depreciation
 on investments                                               (50,346)        (411,293)

  Net increase in net assets
   resulting from operations                                   555,892          217,552

Dividends Paid to Shareholders:
Dividends from net investment income:
  Class A                                                    (688,050)        (671,007)
  Class B                                                      (2,035)                -

   Total Dividends                                           (690,085)        (671,007)

Capital Share Transactions:
Proceeds from shares sold                                    2,190,967        2,473,751
Proceeds from shares issued in reinvestment
 of net investment income dividends                            550,406          536,631
Cost of shares repurchased                                 (2,630,060)      (2,620,186)

Net increase in net assets resulting from                      111,313          390,196
  capital share transactions
Total Decrease in Net Assets                                  (22,880)         (63,259)

Net Assets:
Beginning of year                                            9,477,334        9,540,593

End of year (including distributions
 in excess of net investment income and
 undistributed net investment income of:
 $7,328 and $3,354 respectively)                            $9,454,454       $9,477,334



See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, certain transfer agent fees and any other applicable class-specific expenses are accrued daily and charged to the respective share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $4,644,000 for the year ended December 31, 2000.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of December 31, 2000, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $528,207,000; $229,123,000 related to appreciated securities and $757,330,000 related to depreciated securities. During the year ended December 31, 2000, the fund realized, on a tax basis, a net capital loss of $42,420,000 on securities transactions. The fund had available at December 31, 2000 a net capital loss carryforward totaling $66,959,000 which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has recognized, for tax purposes, capital losses totaling $22,135,000 which were realized during ther period November 1, 1999 through December 31, 1999 and has deferred, for tax purposes, to fiscal year ending December 31, 2001, the recognition of capital losses totaling $51,556,000 which were realized during the period November 1, 2000 through December 31, 2000. Net gains related to non-U.S. currency transactions of $1,392,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $9,912,056,000 at December 31, 2000.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $30,566,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

[begin chart]

                             NET ASSET LEVEL

RATE                       IN EXCESS OF               UP TO

0.30%                      $0                         60 million

0.21%                      60 million                 1 billion

0.18%                      1 billion                  3 billion

0.16%                      3 billion                  6 billion

0.15%                      6 billion                  10 billion

0.14%                      10 billion

[end chart]

The agreement also provides for fees based on monthly gross investment income at the following rates:

                            MONTHLY GROSS INVESTMENT INCOME
RATE                       IN EXCESS OF               UP TO
2.25%                      $0                         $8,333,333
2.00                       8,333,333

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, received $3,608,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended December 31, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expense limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the fund's overall 0.25% annual expense limit is not exceeded. For the year ended December 31, 2000, aggregate distribution expenses were $22,929,000, or 0.25% of net assets attributable to Class A shares. As of December 31, 2000, unreimbursed expenses which remain subject to reimbursement totaled $3,561,000.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended December 31, 2000, aggregate distribution expenses were $309,000, or 1.00% of net assets attributable to Class B shares.

As of December 31, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were
$1,871,000 and $70,000, respectively.

TRANSFER AGENT FEE - A fee of $9,998,000 was incurred during the year ended December 31, 2000, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $220,000.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,433,478,000 and $5,280,066,000, respectively, during the year ended December 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended December 31, 2000, the custodian fee of $478,000 includes $301,000 that was paid by these credits rather than in cash.

The fund reclassified $751,000 from undistributed net realized gains to undistributed net realized for the year ended December 31, 2000, as a result of permanent differences between book and tax.

As of December 31, 2000, net assets consisted of the following:

BFA
As of December 31, 2000

Capital paid in on shares of beneficial interest                      $10,113,602,000
Undistributed net investment income                                       (7,328,000)
Accumulated net realized gain                                           (119,839,000)
Net unrealized depreciation                                             (531,981,000)
Net Assets                                                             $9,454,454,000

Capital share transactions in the fund were as follows:

Capital share transactions in a fund were as follows:

                                                                      Year ended      December 31, 2000
                                                                     Amount (000)               Shares
Class A Shares:
  Sold                                                                 $2,100,818          164,508,807
  Reinvestment of dividends                                               548,746           43,009,488
  Repurchased                                                          (2,626,235)        (205,443,815)
  Net increase in Class A                                                  23,329            2,074,480
Class B Shares:  *
  Sold                                                                     90,149            7,089,300
  Reinvestment of dividends                                                 1,660              130,466
  Repurchased                                                              (3,825)            (300,776)
  Net increase in Class B                                                  87,984            6,918,990
Total net increase in fund                                             $  111,313            8,993,470

* Class B shares were not offered before March 15, 2000.




                                                                      Year ended      December 31, 1999
                                                                     Amount (000)               Shares
Class A Shares:
  Sold                                                                 $2,473,751      186,154,681
  Reinvestment of dividends                                               536,631       40,561,069
  Repurchased                                                          (2,620,186)    (197,706,146)
  Net increase in Class A                                                 390,196       29,009,604
Class B Shares:  *
  Sold                                                                          -                    -
  Reinvestment of dividends                                                     -                    -
  Repurchased                                                                   -                    -
  Net increase in Class B                                                       -                    -
Total net increase in fund                                             $  390,196           29,009,604

* Class B shares were not offered before March 15, 2000.


At December 31, 2000, the fund had outstanding forward currency contracts to sell non-U.S. currency as follows:

                                    Contract  Amount                    U.S.  Valuations
                                 ------------       ---------        --------     -------------
Non-U.S.                                                                             Unrealized
Currency                                                                           Appreciation
Contracts                            Non-U.S.            U.S.          Amount    (Depreciation)
-------------                   -------------        --------    ------------     -------------
Sales:

 Euros
  expiring 1/24 to            euro 57,097,000     $48,973,000     $53,742,000      $(4,769,000)
  3/13/2001
 British Pounds
  expiring 1/26 to
  3/19/01                    pound 16,048,000      23,208,000      24,000,000          (792,000)
 Japanese Yen
  expiring 3/30 to
  9/25/01                   yen 5,792,764,000      52,688,000      51,926,000           762,000
                                                   ----------      ----------       -----------
                                                  124,869,000     129,668,000        (4,799,000)
                                                   ----------      ----------        ----------


PER-SHARE DATA AND RATIOS (1)
                                                                                   Net
                                            Net asset                    gains (losses)
                                                value,         Net        on securities
                                             beginning   investment      (both realized
Year ended                                     of year       income     and unrealized)
Class A:
2000                                              12.98    0.94 (2)          (0.17) (2)
1999                                              13.61         0.93             (0.63)
1998                                                 14         0.94             (0.24)
1997                                              13.75         0.98                0.25
1996                                              13.88         1.02             (0.13)
Class B:
2000                                              12.92   0.619 (2)          (0.08) (2)




PER-SHARE DATA AND RATIOS (1)

                                                          Dividends
                                           Total from    (from net        Distributions
                                            investment   investment       (from capital
Year ended                                  operations      income)              gains)
Class A:
2000                                              $.77        $(.96)                $ -
1999                                              0.30         (.93)                  -
1998                                              0.70         (.95)               (.14)
1997                                              1.23         (.98)                  -
1996                                              0.89        (1.02)                  -
Class B:
2000                                              0.54         (.67)                  -




PER-SHARE DATA AND RATIOS (1)


                                                         Net asset
                                                 Total   value, end              Total
Year ended                               distributions      of year              return
Class A:
2000                                             $(.96)       $12.79               6.19%
1999                                              (.93)        12.98                2.29
1998                                             (1.09)        13.61                5.17
1997                                              (.98)        14.00                9.24
1996                                             (1.02)        13.75                6.71
Class B:
2000                                              (.67)        12.79                4.33


PER-SHARE DATA AND RATIOS (1)

                                                          Ratio of            Ratio of
                                           Net assets,     expenses          net income
                                           end of year   to average          to average
Year ended                               (in millions)   net assets          net assets
Class A:
2000                                            $9,366          .72%               7.35%
1999                                              9,477          .69                6.96
1998                                              9,541          .66                6.94
1997                                              8,176          .68                6.95
1996                                              7,002          .71                7.47
Class B:
2000                                                 88    1.42 (3)            6.65 (3)




PER-SHARE DATA AND RATIOS (1)

                                             Portfolio
                                              turnover
Year ended                                        rate
Class A:
2000                                        62.07% (4)
1999                                              46.71
1998                                              66.25
1997                                              51.96
1996                                              43.43
Class B:
2000                                        62.07% (4)

(1) The year 1996 through 2000 represent, for Class A shares, fiscal years ended December 31. The period ended 2000 represents, for Class B shares, the 291-day period ended December 31, 2000.
    Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
(2) Based on average shares outstanding.
(3) Annualized.
(4) Represents portfolio turnover rate (equivalent for all share classes) for the year ended December 31, 2000.



INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of The Bond Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Bond Fund of America, Inc. (the "fund"), including the investment portfolio, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through December 31, 2000, for Class B shares. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Bond Fund of America, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through December 31, 2000, for Class B shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
February 1, 2001


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 9% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Shareholders should refer to their Form 1099-DIV or other tax information which was mailed in January 2001 to determine the amounts to be included on their 2001 tax returns. Shareholders should consult their tax advisers.



AMERICAN FUNDS

A PORTFOLIO FOR EVERY INVESTOR Most financial advisers urge investors to diversify their portfolios among several types of investments. The American Funds offer 29 mutual funds with an array of objectives to help you and your financial adviser build a portfolio tailored to your individual goals.


WHAT MAKES AMERICAN FUNDS DIFFERENT

The Bond Fund of America is a member of the American Funds family, the nation's third-largest. All American Funds are managed by Capital Research and Management Company, which was founded in 1931. Thousands of financial advisers recommend the American Funds for their clients' serious money because they endorse our commitment to shareholder interests - a commitment reflected in our investment standards and practices.

A LONG-TERM, VALUE-ORIENTED APPROACH
We rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds, allowing us to focus on each fund's objectives and enabling you to benefit from economies of scale.

AN UNPARALLELED GLOBAL RESEARCH EFFORT
We opened our first overseas office in 1962, well before most U.S. investment firms. Today, we operate one of the industry's most globally integrated research networks.

THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
Every American Fund is managed by several portfolio counselors, each of whom takes responsibility for a portion of the fund's assets independently in accordance with the fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method fosters consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS
More than 75% of our portfolio counselors were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience gained through varied market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES
Our operating expenses are among the lowest in the mutual fund industry, providing exceptional value for shareholders. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

GROWTH FUNDS
AMCAP Fund/R/
EuroPacific Growth Fund/R/
The Growth Fund of America/R/
The New Economy Fund/R/
New Perspective Fund/R/
New World Fund/SM/
SMALLCAP World Fund/R/

GROWTH-AND-INCOME FUNDS
American Mutual Fund/R/
Capital World Growth and Income Fund/SM/
Fundamental Investors/SM/
The Investment Company of America/R/
Washington Mutual Investors Fund/SM/

BALANCED FUND
American Balanced Fund/R/

EQUITY-INCOME FUNDS
Capital Income Builder/R/
The Income Fund of America/R/

INCOME FUNDS
American High-Income Trust/SM/
The Bond Fund of America/SM/
Capital World Bond Fund/R/
Intermediate Bond Fund of America/R/
U.S. Government Securities Fund/SM/

TAX-EXEMPT INCOME FUNDS
American High-Income Municipal Bond Fund/R/
Limited Term Tax-Exempt Bond Fund of America/SM/

STATE-SPECIFIC TAX-EXEMPT INCOME FUNDS
The Tax-Exempt Bond Fund of America/R/
The Tax-Exempt Fund of California/R/
The Tax-Exempt Fund of Maryland/R/
The Tax-Exempt Fund of Virginia/R/

MONEY MARKET FUNDS
The Cash Management Trust of America/R/
The Tax-Exempt Money Fund of America/SM/
The U.S. Treasury Money Fund of America/SM/

We also offer a full line of retirement plans and variable annuities.

FOR MORE COMPLETE INFORMATION ABOUT THE FUNDS, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER OR FROM OUR WEB SITE (WWW.AMERICANFUNDS.COM), OR PHONE AMERICAN FUNDS SERVICE COMPANY AT 800|421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
THE BOND FUND OF AMERICA


BOARD OF DIRECTORS

Ambassador Richard G. Capen, Jr.
Rancho Santa Fe, California
Corporate director and author;
former United States Ambassador to Spain;
former Vice Chairman of the Board,
Knight-Ridder, Inc.; former Chairman
of the Board and Publisher, The Miami Herald

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

Don R. Conlan
South Pasadena, California
President (retired), The Capital Group
Companies, Inc.

Diane C. Creel
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

Martin Fenton
San Diego, California
Managing Director, Senior Resource Group, LLC
(development and management of senior living communities)

Leonard R. Fuller
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

Abner D. Goldstine
Los Angeles, California
President of the fund
Senior Vice President and Director, Capital
Research and Management Company

Paul G. Haaga, Jr.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director, Capital
Research and Management Company

Richard G. Newman
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

Frank M. Sanchez
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, The Sanchez Family Corporation
dba McDonald's Restaurants
(McDonald's licensee)


OTHER OFFICERS

David C. Barclay
Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research
and Management Company

Michael J. Downer
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research
and Management Company

John H. Smet
Los Angeles, California
Vice President of the fund
Senior Vice President, Capital Research
and Management Company

Julie F. Williams
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

Anthony W. Hynes, Jr.
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

Kimberly S. Verdick
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research
and Management Company



The American Funds Group/R/

OFFICES

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE BOND FUND OF AMERICA, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER MARCH 31, 2001, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

There are two ways to invest in The Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B shares will be lower.

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

Printed on recycled paper
Litho in USA BG/GRS/4930
Lit. No. BFA-011-0201